UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

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Filed by a Party other than the Registrant ☐

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Valion Bio, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1305 E. Houston Street, Building 1, Suite 311

San Antonio, TX 78205

(888) 276-6888

Valion Bio, Inc.

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 28, 2026

Dear Stockholder:

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Valion Bio, Inc. (formerly known as Tivic Health Systems, Inc.), a Delaware corporation (the “Company”), will be held on Thursday, May 28, 2026, at 10:00 a.m. Pacific Time. We have adopted a virtual format for the Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/VBIO2026, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Annual Meeting and submit your vote by proxy and may submit questions ahead of the Annual Meeting through the designated website. For further information, please see the Questions and Answers about these Proxy Materials and Voting beginning on the first page of the accompanying Proxy Statement. The purposes of the Annual Meeting are as follows:

1.	To elect one Class II director to hold office until our 2029 annual meeting of stockholders, or until his successor is duly elected and qualified, subject to prior death, resignation or removal;
2.

To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan, as amended by the First Amendment to the Plan (as amended, the “2021 Plan”), to increase the number of shares of common stock authorized for issuance thereunder by 2,581,608 shares, pursuant to the terms and conditions of the 2021 Plan;

3.	To ratify the selection of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of those shares of our Series C Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our common stock that we may in the future issue to certain institutional investors (the “Series C Preferred Investors”) pursuant to that certain Securities Purchase Agreement entered into by and between us and such investors on December 9, 2025 (the “Series C Preferred Purchase Agreement”);

5.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of our Senior Secured Convertible Note and exercise of a warrant to purchase shares of our common stock that we may in the future issue to 3i, LP, a Delaware limited partnership (“3i”), pursuant to that certain Securities Purchase Agreement entered into by and between us and 3i on December 9, 2025 (the “Note Purchase Agreement”);

6.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of those shares of our Series B Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our common stock that we may in the future issue to 3i pursuant to that certain Securities Purchase Agreement entered into by and between us and the previous investor party thereto on April 29, 2025 (the “April 2025 Purchase Agreement”), as amended by that Amendment to Securities Purchase Agreement entered into by and between us and 3i on December 9, 2025 (the “Series B Amendment and, together with the April 2025 Purchase Agreement, the “Series B Preferred Purchase Agreement”);

7.

To approve, in accordance with Nasdaq Listing Rule 5635(d), the sale and issuance of shares of our common stock pursuant to that Common Stock Purchase Agreement entered into by and between us and Tumim Stone Capital, LLC on February 6, 2026 (the “Equity Line of Credit”);

8.

To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals; and

9.	To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors (the “Board”) has carefully reviewed and considered the foregoing proposals, and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board has approved each proposal and recommends that you vote “For” the Class II director nominee and “For” each of Proposals 2, 3, 4, 5, 6, 7 and 8. These proposals are more fully described in the Proxy Statement accompanying this Notice. Action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned.

Our Board has fixed the close of business on April 24, 2026 (the “Record Date”) as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Holders of outstanding shares of our Series A Non-Voting Convertible Preferred Stock, shares of our Series B Non-Voting Convertible Preferred Stock, or shares of our Series C Non-Voting Convertible Preferred Stock are not entitled to vote on any of the matters to be presented to our stockholders for approval at the Annual Meeting. Accordingly, only stockholders of record of shares of our common stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on the Record Date will be available for inspection by our stockholders for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices, located at 1305 E. Houston Street, Building 1, Suite 311, San Antonio, Texas 78205, beginning ten days before the Annual Meeting through the date of the Annual Meeting.

On or about May 6, 2026, we are distributing this Notice, along with the accompanying Proxy Statement, proxy card and our Annual Report on Form 10-K for the year ended December 31, 2025, to each of our stockholders entitled to notice of and to vote at the Annual Meeting. Accompanying this Notice is the Proxy Statement and a proxy card that includes voting instructions. Whether or not you expect to attend the Annual Meeting, please read these materials carefully, complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the Internet in accordance with the instructions provided on the enclosed proxy card.

We cordially invite you to virtually attend the Annual Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Annual Meeting virtually, you are urged to promptly complete, date, sign, and return the enclosed proxy card or to submit your vote using another method included in the proxy card you receive in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote your shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the enclosed proxy card. This will not limit your right to virtually attend or vote at the Annual Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Annual Meeting.

Even if you plan to attend the virtual Annual Meeting, we request that you submit a proxy by following the instructions provided in the enclosed proxy card as soon as possible in order to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By order of the Board of Directors,

/s/ Sheryle Bolton
Sheryle Bolton

Chairperson of the Board

San Antonio, Texas

May 6, 2026

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE ENCLOSED PROXY CARD.

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PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
Background	17
Independent Registered Public Accounting Firm Fee Information	17
Audit and Risk Committee Pre-Approval Policies and Procedures	18
Vote Required	18
Recommendation of the Board	18
PROPOSAL 4: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES C PREFERRED AND EXERCISE OF THOSE SERIES C WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO THE SERIES C PREFERRED INVESTORS PURSUANT TO THE SERIES C PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)	19
General	19
Series C Preferred Purchase Agreement	19
Summary of Terms of the Series C Preferred	21
Nasdaq Stockholder Approval Requirements; Reasons for Stockholder Approval	23
Potential Effects of this Proposal	23
Potential Consequences if this Proposal is Not Approved	24
Vote Required	24
Recommendation of the Board	24
PROPOSAL 5: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THAT NOTE AND EXERCISE OF THAT NOTE WARRANT THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE NOTE PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)	25
General	25
Note Purchase Agreement	25
Nasdaq Stockholder Approval Requirements; Reasons for Stockholder Approval	27
Potential Effects of this Proposal	28
Potential Consequences if this Proposal is Not Approved	28
Vote Required	28
Recommendation of the Board	28
PROPOSAL 6: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES B PREFERRED AND EXERCISE OF THOSE SERIES B WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE SERIES B PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)	29
General	29
Series B Preferred Purchase Agreement	30
Summary of Terms of the Series B Preferred	31
Nasdaq Stockholder Approval Requirements; Reasons for Stockholder Approval	32
Potential Effects of this Proposal	33
Potential Consequences if this Proposal is Not Approved	33
Vote Required	33
Recommendation of the Board	33

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PROPOSAL 7: APPROVAL OF THE SALE AND ISSUANCE OF SHARES OF OUR COMMON STOCK TO TUMIM STONE CAPITAL, LLC PURSUANT TO THE EQUITY LINE OF CREDIT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)	34
General	34
Equity Line of Credit	34
Nasdaq Stockholder Approval Requirements; Reasons for Stockholder Approval	35
Potential Effects of this Proposal	36
Potential Consequences if this Proposal is Not Approved	36
Vote Required	36
Recommendation of the Board	36

PROPOSAL 8: ADJOURNMENT OF THE ANNUAL MEETING	37
General	37
Vote Required	37
Recommendation of the Board	37

BOARD MATTERS AND CORPORATE GOVERNANCE	38
Our Board	38
Board and Stockholder Meetings and Attendance	39
Composition of our Board	39
Director Independence	40
Committees of the Board	40
Report of the Audit and Risk Committee of the Board of Directors	41
Board Diversity	43
Board Leadership Structure	43
Board’s Role in Risk Management	43
Stockholder Communications with the Board	44
Code of Business Conduct and Ethics	44
Insider Trading Policy	44
Anti-Hedging Policy	44
Family Relationships	44

DIRECTOR COMPENSATION	45

EXECUTIVE COMPENSATION AND OTHER INFORMATION	46
Executive Officers	46
Summary Compensation Table	47
Compensation Recovery Policy	49
Outstanding Equity Awards at Fiscal Year-End 2025	50
Equity Incentive Plan Information	53

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	54
Delinquent Section 16 Reports	54

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1305 E. Houston Street, Building 1, Suite 311

San Antonio, Texas 78205

(888) 276-6888

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 28, 2026

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Valion Bio, Inc. (formerly known as Tivic Health Systems, Inc.), a Delaware corporation (the “Company,” “Valion,” “we” or “us”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Thursday, May 28, 2026, at 10:00 a.m. Pacific Time. We have adopted a virtual format for the Annual Meeting to provide a healthy, consistent, and convenient experience to all stockholders, regardless of location. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/VBIO2026, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Annual Meeting and submit your vote by proxy and may submit questions ahead of the Annual Meeting through the designated website. For further information, please see the Questions and Answers about these Proxy Materials and Voting beginning on page 2 of this Proxy Statement.

Holders of outstanding shares of our Series A Non-Voting Convertible Preferred Stock (“Series A Preferred”), Series B Non-Voting Convertible Preferred Stock (“Series B Preferred”), or Series C Non-Voting Convertible Preferred Stock (“Series C Preferred” and, together with the Series A Preferred and Series B Preferred, the “Preferred Stock”) are not entitled to vote such shares on any of the matters to be presented to our stockholders for approval at the Annual Meeting. Accordingly, only stockholders of record of shares of our common stock (“Common Stock”) as of the close of business on the Record Date will be entitled to vote at the Annual Meeting.

On or about May 6, 2026, we are distributing this Proxy Statement and the accompanying proxy card, together with a copy of our Annual Report on Form 10-K for the year ended December 31, 2025 (our “Annual Report”), to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Proxy Statement and the enclosed proxy card include instructions for how stockholders entitled to vote at the Annual Meeting may vote their shares.

This Proxy Statement and our Annual Report will also be accessible online on or about May 6, 2026 at: https://valionbio.com/investors/sec-filings/.

Only stockholders of record of our Common Stock at the close of business on April 24, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were 3,139,095 shares of our Common Stock issued and outstanding, which were held by approximately 95 stockholders of record as of such date. Shares of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. The presence at the Annual Meeting, virtually or by proxy, of the holders of one-third of the Company’s Common Stock issued and outstanding, as of the close of business on the Record Date, and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof.

Our Board has selected Michael K. Handley and Lisa Wolf to serve as the holder of proxies for the Annual Meeting. The shares of Common Stock represented by each executed and returned proxy will be voted by Mr. Handley and Ms. Wolf in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Handley and Ms. Wolf will vote your shares “FOR” the Class II director nominee and “FOR” each of the other proposals being made at the Annual Meeting.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Annual Meeting. If you have not voted through your broker or other third-party intermediary, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card or otherwise submit a new proxy through the methods noted on the proxy card, but such new proxy must bear a later date than the original proxy. Third, you may vote virtually at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy. If you have instructed a broker or other third-party intermediary to vote your shares, you must follow the directions you receive from them to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Annual Meeting.

We will provide copies of this Proxy Statement, our Annual Report, and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q.	When is the Annual Meeting?

A.	Thursday, May 28, 2026, at 10:00 a.m. Pacific Time.

Q.	Where will the Annual Meeting be held?

A.	We have adopted a completely virtual format for the Annual Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions for management’s consideration during the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/VBIO2026.

Q.	Will there be a Q&A session during the Annual Meeting?

A.	We will not be holding a live Q&A session as part of the Annual Meeting; however, stockholders may submit questions for management’s consideration through the virtual Annual Meeting platform both before and during the Annual Meeting.

Q.	Why am I receiving these Proxy Materials?

A.	We are providing you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes information related to the proposals being presented for your vote at the Annual Meeting. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or complete and submit your proxy via phone or the Internet in accordance with the instructions provided on the enclosed proxy card. We intend to begin distributing this Proxy Statement, together with the accompanying Notice of Annual Meeting and enclosed proxy card, on or about May 6, 2026, to all stockholders of record entitled to vote at the Annual Meeting.

Q.	Who is entitled to vote at the Annual Meeting?

A.	Only stockholders who owned shares of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. Holders of outstanding shares of our Preferred Stock are not entitled to vote such shares on any of the matters to be presented to our stockholders for approval at the Annual Meeting.

At the close of business on the Record Date, there were 3,139,095 shares of our Common Stock issued and outstanding which were held by approximately 95 stockholders of record as of such date. For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on.

Q.	How many shares of Common Stock must be present to conduct business at the Annual Meeting?

A.	The presence at the Annual Meeting, virtually or by proxy, of the holders of one-third of the Company’s Common Stock issued and outstanding, as of the close of business on the Record Date, and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof. A quorum is required to conduct business at the Annual Meeting and any adjournment or postponement thereof. Abstentions, which are described in more detail below, will be counted as shares present at the Annual Meeting for purposes of determining whether a quorum exists.

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Q.	What will be voted on at the Annual Meeting?

A.	The following chart sets forth the proposals scheduled for a vote at the Annual Meeting and the vote required for such proposals to be approved.

Proposal	Votes Required	Voting Options	Board Recommendation

Proposal 1: To elect one Class II director to hold office until our 2029 annual meeting of stockholders, or until his successor is duly elected and qualified, subject to prior death, resignation or removal.

 The plurality of the votes cast at the Annual Meeting. This means that the nominee receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as the Class I director.

Only votes “FOR” will affect the outcome. “WITHHOLD” votes and broker non-votes will not affect the outcome of the vote on this proposal.

		“FOR” or “WITHHOLD”	“FOR” the nominated Class II Director
Proposal 2: To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan, as amended by the First Amendment to the Plan (as amended, the “2021 Plan”), to increase the number of shares of common stock authorized for issuance thereunder by 2,581,608 shares, pursuant to the terms and conditions of the 2021 Plan.

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. Broker non-votes will not affect the outcome of the vote on this proposal. The approval of Proposal 2 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”
Proposal 3: To ratify selection of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. Broker non-votes, if any, will not affect the outcome of the vote on this proposal. However, because we believe that this proposal will be treated as a routine matter, we do not expect to receive any broker non-votes with respect to this proposal.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 4: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of those shares of our Series C Preferred and exercise of those warrants to purchase shares of our Common Stock (the “Series C Warrants”) that we may in the future issue to the Series C Preferred Investors pursuant to the Series C Preferred Purchase Agreement.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 4 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

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Proposal 5: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of our Senior Secured Convertible Note (the “Note”) and exercise of a warrant to purchase shares of our Common Stock (the “Note Warrant”) that we may in the future issue to 3i pursuant to the Note Purchase Agreement.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 5 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 6: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of those shares of our Series B Preferred and exercise of those warrants to purchase shares of our Common Stock (the “Series B Warrants”) that we may in the future issue to 3i pursuant to the Series B Preferred Purchase Agreement.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 6 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”
Proposal 7: To approve, in accordance with Nasdaq Listing Rule 5635(d), the sale and issuance of shares of our common stock pursuant to that Common Stock Purchase Agreement entered into by and between us and Tumim Stone Capital, LLC on February 6, 2026 (the “Equity Line of Credit”).

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. Broker non-votes, if any, will not affect the outcome of the vote on this proposal. The approval of Proposal 7 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”
Proposal 8: To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 8 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

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Q.	What shares can I vote at the Annual Meeting?

A.	You may vote all of the shares of Common Stock owned by you as of the Record Date, including (i) shares of Common Stock held directly in your name as the stockholder of record, and (ii) shares of Common Stock held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Some of our stockholders hold shares of our Common Stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are considered to be, with respect to those shares, the stockholder of record, and these proxy materials were sent directly to you. As the stockholder of record, you have the right to vote virtually at the Annual Meeting and to vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by Internet, by phone, or by mail to ensure your vote is counted. You may still attend the Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q.	How can I vote my shares without attending the Annual Meeting?

A.	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone, or by mail by following the instructions provided on the enclosed proxy card. Record holders have the option of voting by telephone at 1 (800) 690-6903 or by Internet at www.proxyvote.com. Additionally, record holders can vote by filling out the enclosed proxy card, signing it, and returning it in the postage paid return envelope. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

If you submit your vote via phone or the Internet or you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q.	How can I vote my shares at the Annual Meeting?

A.	Stockholders who attend the Annual Meeting virtually should follow the instructions at www.virtualshareholdermeeting.com/VBIO2026 to vote or submit questions for management’s consideration during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes, and the online polls will close at approximately 10:05 a.m. Pacific Time on May 28, 2026

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Q.	How do I attend the virtual Annual Meeting?

A.	You may attend the Annual Meeting virtually, including to vote and/or submit questions for management’s consideration during the Annual Meeting, by logging in at www.virtualshareholdermeeting.com/VBIO2026. The Annual Meeting will begin at approximately 10:00 a.m. Pacific Time, with log-in beginning at 9:45 a.m., on May 28, 2026.

Q.	How do I gain admission to the Annual Meeting?

A.	You are entitled to vote on the matters being presented to our stockholders for approval at the Annual Meeting only if you were a stockholder of record who owned shares of our Common Stock at the close of business on April 24, 2026, the Record Date. To attend online and participate in the Annual Meeting, stockholders of record will need to use the control number included on their proxy card to log into www.virtualshareholdermeeting.com/VBIO2026; beneficial owners who do not have a control number may gain access to the Annual Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Annual Meeting prior to the start time. Please allow time for online check-in, which will begin at 9:45 a.m. Pacific Time. If you have difficulties during the check-in time or during the Annual Meeting, please call technical support at 1 (844) 986-0822.

Stockholders will have multiple opportunities to submit questions to the Company for consideration both before and during the Annual Meeting. Stockholders who wish to submit a question may do so in the question tab of the webcast online upon logging in and during the Annual Meeting at www.virtualshareholdermeeting.com/VBIO2026.

Q.	How are votes counted?

A.	If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the Class II director nominee, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “FOR” Proposal 6, “FOR” Proposal 7, “FOR Proposal 8, and in the discretion of the proxy holder on any other matters that properly come before the Annual Meeting).

Q.	What is a “broker non-vote”?

A.

A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. As such, it is important that you provide voting instructions to your bank, broker or other nominee, in order to ensure that your shares are voted. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Annual Meeting will be deemed present at our Annual Meeting for purposes of determining whether the necessary quorum exists to proceed with the Annual Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that Proposals 1, 2, 4, 5, 6, 7 and 8 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.

We believe that under applicable rules, Proposal 3 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposal 3 is treated as a routine matter, as expected, we do not expect to receive any broker non-votes with respect to Proposal 3.

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Q.	How are abstentions counted?

A.	If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining the presence of a quorum.

With regard to Proposal 1, votes may be cast in favor of the Class II director nominee or withheld. Because directors are elected by plurality, withhold votes will have no effect on its outcome.

With regard to each of Proposals 2, 3, 4, 5, 6, 7 and 8, abstentions will be treated as shares that are present and entitled to vote on each of such proposals, and will therefore be treated as a vote “AGAINST” such proposals.

Q.	Are dissenters’ rights available with respect to any of the proposals?

A.	Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Annual Meeting.

Q.	What should I do if I receive more than one set of Proxy Materials?

A.	If you receive more than one set of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each proxy card you receive to ensure that all of your shares are voted.

Q.	Can I change my mind after I return my proxy?

A.	Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy, but it must bear a later date than the original proxy. Third, you may vote virtually at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions. Your last submitted proxy will be the proxy that is counted.

Q.	Who is soliciting my vote and who is paying the costs?

A.	Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Proxy Materials.

Q.	How can I find out the results of the voting?

A.	We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) within four business days from the Annual Meeting.

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PROPOSAL 1

ELECTION OF CLASS II DIRECTOR

Background

In accordance with the terms of our amended and restated certificate of incorporation, as amended (our “Charter”), our Board is divided into three staggered classes of directors, and each of our directors is assigned to one of the three classes, Class I, Class II and Class III. Currently, our directors are divided among the three classes as follows:

•	the Class I director is Christina Valauri, and her current term will expire at our 2028 annual meeting of stockholders;

•	the Class II director is Dean Zikria, and his current term will expire at the Annual Meeting; and

•	the Class III directors are Sheryle Bolton and Michael K. Handley, and their current terms will expire at our 2027 annual meeting of stockholders.

The Nominations and Corporate Governance Committee of our Board has recommended, and our Board has nominated, Dean Zikria for re-election as our Class I director at the Annual Meeting for a period of three years, or until his successor is elected and qualified, subject to his earlier death, resignation or removal. At the Annual Meeting, one Class II director will be elected to our Board.

Information Regarding Our Class II Director

The below table and narrative disclosures include information about our Class II director nominee.

Name	Age	Position
Dean Zikria	58	Class II Director

Dean Zikria has served as a director on our Board since July 10, 2019. Mr. Zikria brings deep industry experience in allergy and asthma as well as other chronic diseases to the board. Since August 2019, Dean has been the Founder, CEO and Chairman of Mind Machine LLC, a Silicon Valley based marketing/advertising agency - focused on the MedTech industry. From June 1, 2021, until January 2023, he served as the Chief Commercial Officer at Intuity Medical Inc., a Silicon Valley MedTech company launching a highly disruptive glucose meter in the diabetes industry. In addition, he has served as Chairman of DZ Advisors, LLC, a company founded by Mr. Zikria in 2017 that provides consulting and advisory services to the medtech, biotech, digital health and pharmaceutical industries; since inception, where he also served as President from December 2017 until May 31, 2021. Mr. Zikria also sits on the boards of the following privately held companies: AsthmaTek, Inc., a startup digital health company in the asthma space; Brev.Dev, Inc., a technology company developing a disruptive platform to aid developers. Dean previously served as Chief Executive Officer of Spirosure Inc., a FeNO detection company for asthma diagnostics, from 2014 to 2017. Additionally, he previously served as head of global marketing for Johnson & Johnson’s Animas Corporation within their medical device & diagnostics division. He was head of strategy for Pfizer Pharmaceuticals U.S. Cardiovascular Unit, a division with approximately $7 billion in annual revenues. Mr. Zikria brings experience in strategic planning, scenario planning and analysis, and mergers and acquisitions, including sourcing, transactions and integration.

We believe that Mr. Zikria is qualified to serve as a member of our Board due to his significant experience in our industry as an entrepreneur, executive and board member.

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Nomination of Directors

Our Nominations and Corporate Governance Committee is charged with making recommendations to our Board regarding qualified candidates to serve as members of the Board. The Nominations and Corporate Governance Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will ensure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominations and Corporate Governance Committee considers the following factors:

(1)	The appropriate size of the Board;

(2)	The Company’s needs with respect to the particular talents and experience of its directors;

(3)	The knowledge, skills, and experience of nominees, including experience in technology, business, finance, administration, and/or public service; and

(4)	Relevant Nasdaq, SEC, state, and investor recommendations and requirements, as applicable.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominations and Corporate Governance Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including diversity. The Nominations and Corporate Governance Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by Commission rules, and for a majority of the members of the Board to meet the definition of an “independent director” under Nasdaq listing standards. The Nominations and Corporate Governance Committee also believes it is appropriate for our Chief Executive Officer to serve on our Board.

The Nominations and Corporate Governance Committee identifies nominees by first evaluating the current members of the relevant class of our Board that are willing to continue in service. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the relevant class of our Board does not wish to continue in service at the time that their term is scheduled to expire, the Nominations and Corporate Governance Committee’s policy is to not re-nominate that member for re-election. The Nominations and Corporate Governance Committee identifies the desired skills and experience of a new nominee and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for directors to the Nominations and Corporate Governance Committee, as, to date, we have not received any recommendations from stockholders requesting the Nominations and Corporate Governance Committee to consider a candidate for inclusion among the Company’s slate of nominees in our proxy statements. However, the absence of such a policy does not mean that such recommendations will not be considered. Notwithstanding the foregoing, stockholders wishing to recommend a candidate for election must follow the process outlined in Section 2.5 of our Bylaws and comply with the rules established by the Commission, including Rule 14a-19(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable.

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In connection with the exclusive license agreement that we entered into with Statera on February 11, 2025, Statera is entitled to nominate one individual to serve as a director on the Board; however, Statera has not exercised its right to do so as of the date of this Proxy Statement. Except for Statera’s right to nominate an individual to serve as a director on our Board, there are no arrangements or understandings between any of our directors, nominees for directors or officers and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. To our knowledge, there are currently no legal proceedings, and during the past ten years there have been no legal proceedings, that we believe are required to be disclosed pursuant to Item 4.01(f) of Regulation S-K. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficial owner of more than 5% of the issued and outstanding shares of Common Stock of the Company, or any associates of any such persons, is a party adverse to the Company, and, to our knowledge, none of such persons has a material interest adverse to the Company. Other than as disclosed elsewhere in this Proxy Statement, to our knowledge, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Vote Required

If a quorum is present and voting at the Annual Meeting, the one Class II director nominee receiving the highest number of “FOR” votes will be elected to our Board. Votes withheld from any nominee and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on the outcome of this Proposal 1, as brokers and other nominees are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE

CLASS II DIRECTOR NOMINEE UNDER PROPOSAL 1

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PROPOSAL 2

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve an amendment to our Amended and Restated 2021 Equity Incentive Plan, as amended by the First Amendment to the Plan (as amended, the “2021 Plan”) to increase the number of shares of our Common Stock authorized for issuance thereunder by 2,581,608 shares (the “Plan Amendment”).

Background and the Proposed Plan Amendment

In August 2021, our Board adopted, and our stockholders approved, our original 2021 Equity Incentive Plan, which became effective upon completion of the initial public offering of our Common Stock in November 2021.

On June 15, 2024, our Board unanimously approved the amendment and restatement of our original 2021 Equity Incentive Plan and the adoption of the 2021 Plan (as amended and restated), subject to stockholder approval, on June 15, 2024, and our stockholders approved the 2021 Plan (as amended and restated) at our 2024 annual meeting of stockholders held on August 9, 2024. On August 9, 2024, effective upon receipt of stockholder approval, we amended and restated our original 2021 Equity Incentive Plan, which amended and restated the original plan in full.

On May 14, 2025, our Board unanimously approved an amendment to the 2021 Plan to increase the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2021 Plan, subject to stockholder approval thereof, and our stockholders approved the amendment at our 2025 annual meeting of stockholders held on June 30, 2025. On June 30, 2025, effective upon receipt of stockholder approval, we amended the 2021 Plan.

On January 29, 2026, our Board unanimously approved the Plan Amendment, subject to stockholder approval thereof, and directed that the Plan Amendment be submitted to our stockholders for approval at the Annual Meeting. Except for the proposed increase in the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2021 Plan and related conforming changes to the 2021 Plan, the Plan Amendment does not change any other term or provision of the 2021 Plan as in effect prior to the Plan Amendment. If approved by our stockholders, the Plan Amendment will become effective as of the date of such approval.

As of April 13, 2026, an aggregate of 637,958 shares of Common Stock are currently authorized for issuance under the 2021 Plan, approximately 340,207 of which were subject to outstanding awards issued under the 2021 Plan and only approximately 297,751 shares of which were available for future awards under the 2021 Plan. If the Plan Amendment is approved, there will be an aggregate of 3,219,566 shares of Common Stock authorized for issuance under the 2021 Plan.

Purpose of the 2021 Plan

The principal purpose of the 2021 Plan is to attract, retain and incentivize the Company’s officers, directors, employees and other service providers through the grant of certain stock-based awards, including performance-based awards.

We believe that the grant of equity awards to our officers, directors, employees and service providers provides additional incentive for such individuals to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company. Additionally, we believe that including the grant of equity awards as a portion of the compensation we pay to our officer, directors, employees and certain service providers better enables us to secure and retain key employees, directors and consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

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Reasons for Approval of the Plan Amendment

The primary purpose of the Plan Amendment, attached as Appendix A to this Proxy Supplement, is to increase the number of shares available for issuance pursuant to awards that may be granted to our officers, directors, employees and key service providers from time to time under the 2021 Plan. Our Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our current and future members of senior management, employees, non-employee directors, advisors and consultants the opportunity to acquire or increase their equity interests in the Company. The market for quality personnel is competitive, and our Board has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success. Given our limited cash resources and planned investments in our pre-clinical and clinical programs, we believe that our ability to grant equity as a component of our compensation programs is particularly important for long-term incentives that further our business, establish and maintain alignment between management and our stockholders, and provide strong incentive opportunities to increase stockholder value.

We expect that we will need to secure significant additional capital to fund our business, which may result in the issuance of a significant number of shares of our Common Stock or equity convertible or exercisable for shares of our Common Stock. On February 6, 2026, we entered into the Equity Line of Credit with Tumim, pursuant to which, subject to certain limitations (including stockholder approval, as requested pursuant to Proposal 7 hereof), we will have the right to sell to Tumim, and Tumim will have the obligation to purchase, up to $50 million shares of our Common Stock over the two year term of the agreement. On December 9, 2025, we entered into the Series C Preferred Purchase Agreement (the “Preferred Purchase Agreement”) with certain institutional investors (the “Series C Preferred Investors”), pursuant to which, subject to the conditions set forth therein (including stockholder approval, as requested pursuant to Proposal 4), the Series C Preferred Investors shall purchase up to 75,000 shares of our Series C Non-Voting Convertible Preferred Stock (“Series C Preferred”) and warrants for a total purchase price of up to $75.0 million in several tranche closings prior to June 9, 2027 (the “Preferred Offering”). Furthermore, on December 9, 2025, we entered into the Note Purchase Agreement (the “Note Purchase Agreement”) with 3i, LP (“3i”), pursuant to which, subject to the conditions set forth therein (including stockholder approval, as requested pursuant to Proposal 5), we issued to 3i, in a private placement offering (the “Note Offering”), a 5% senior secured convertible note (the “Note”) and a warrant to purchase up to an aggregate of 4,553,213 shares of our Common Stock for a total purchase price of $16,253,147.10. Additionally, we previously entered into a Securities Purchase Agreement (the “April 2025 Purchase Agreement”) with Helena Global Investment Opportunities 1 Ltd. (“Helena”), pursuant to which, subject to the conditions set forth therein, we agreed to sell to Helena, and Helena agreed to purchase from us, up to 8,400 shares of Series B Non-Voting Convertible Preferred Stock (“Series B Preferred”) and warrants for a total purchase price of up to $8.4 million in several tranche closings (each, a “Tranche Closing”) prior to December 31, 2025. As of December 9, 2025, we had completed four of the six Tranche Closings contemplated by the April 2025 Purchase Agreement. On December 9, 2025, Helena assigned the April 2025 Purchase Agreement, including all of its rights and obligations thereunder, to 3i, and 3i purchased all of the outstanding shares of Series B Preferred from Helena, pursuant to an Amendment to Securities Purchase Agreement (the “Series B Amendment” and together with the April 2025 Purchase Agreement, the “Series B Preferred Purchase Agreement”). Subject to certain limitations, the shares of Series C Preferred, the Note and the shares of Series B Preferred are or will be convertible into shares of our Common Stock, as more particularly discussed in Proposals 4, 5 and 6 hereof. We believe that in order to ensure that our officers, directors, employees and other service providers are incentivized to further the growth, development and financial success of the Company, the number of shares subject to equity awards granted to them should provide for a meaningful ownership interest in our securities. Accordingly, we believe that the Plan Amendment is important to ensure that we have sufficient shares available for issuance under the 2021 Plan to effectively utilize the grant of equity awards to incentivize such persons, taking into consideration the number of shares of our Common Stock that are likely to be issued in the near term pursuant to the foregoing arrangements.

Overall, we believe that adoption of the Plan Amendment will significantly enhance our ability to attract and retain highly qualified officers, directors, employees and key service providers, increase our flexibility in developing meaningful compensation plans that motivate such individuals to expend maximum effort to improve our business results, and provide those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and the future success they drive to create. For the foregoing reasons, our Board believes that the Plan Amendment is necessary for the continued optimal use of the 2021 Plan.

If our stockholders do not approve the Plan Amendment at the Annual Meeting, the Plan Amendment will not become effective, and the number of shares of Common Stock authorized for issuance under the Plan will remain at 637,958 shares of Common Stock (subject to the annual increase on January 1 of every year, as provided by the 2021 Plan).

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Dilution Analysis

Our Board evaluated the dilution potentially caused by the Plan Amendment in connection with its approval of the Plan Amendment and believes the potential dilutive impact of the increase in the number of shares of Common Stock proposed to be added to the 2021 Plan pursuant to the Plan Amendment is reasonable in light of the objectives and other considerations summarized above.

The table below shows the potential dilution resulting from the Plan Amendment based on the number of shares of our Common Stock outstanding as of April 13, 2026 and the number of shares of our Common Stock that would be outstanding on a pro-forma partially-diluted basis as of April 13, 2026, calculated based on the formula and assumptions described in footnote (2) to the below table. We believe it is appropriate to measure dilution relative to our pro-forma partially-diluted capitalization given the number of shares of Common Stock potentially issuable upon conversion of the shares of Series C Preferred that may be sold and issued to the Series C Preferred Investors pursuant to the Preferred Offering, upon conversion of the Note pursuant to the Note Offering, and upon conversion of the shares of Series B Preferred that may be sold and issued to 3i pursuant to the Series B Preferred Purchase Agreement, as we believe such issuances and conversions are probable.

We believe that the number of shares of Common Stock proposed to be added to the 2021 Plan by the Plan Amendment represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards, while also pursuing our objectives to (i) create a culture of ownership among our employee and director base, (ii) align the interests of our employees and stockholders, (iii) attract and retain top talent, and (iv) reduce the amount of cash used in our compensation programs in order to build the amount of cash we have available to operate and grow our business.

Shares authorized under the 2021 Plan prior to the Plan Amendment:
Total shares authorized issuance under the 2021 Plan as of April 13, 2026	637,958
Total shares subject to outstanding awards as of April 13, 2026	340,207
Available shares as of April 13, 2026 (prior to Plan Amendment and any future evergreen increases)	297,751

Additional shares requested for the 2021 Plan pursuant to the Plan Amendment:	2,581,608

Total potential 2021 Plan overhang after the Plan Amendment:(1)	3,219,566

Pro-forma partially diluted shares outstanding as of April 13, 2026, including additional shares requested under Plan Amendment:(2)	20,732,277
Potential pro-forma partially-diluted overhang, assuming the Plan Amendment:	15.53%

(1)	Total shares authorized under the 2021 Plan after the Plan Amendment is calculated as the sum of: (i) the total shares of Common Stock that remain available for issuance under the 2021 Plan as of April 13, 2026 (excluding any shares that may be added in the future pursuant to the evergreen provision of the 2021 Plan); (ii) the total number of shares of Common Stock issuable under awards made under the 2021 Plan that were outstanding as of April 13, 2026; and (iii) the 2,581,608 additional shares of Common Stock to be added to the 2021 Plan by the Plan Amendment, assuming stockholder approval of this Proposal 2.

(2)	Pro forma partially-diluted shares outstanding as of April 13, 2026 is calculated as the sum of, as of April 13, 2026: (i) 2,877,926 shares of Common Stock outstanding; (ii) 237,197 shares of Common Stock issuable upon conversion of all shares of our Series A Non-Voting Convertible Preferred Stock (“Series A Preferred”) outstanding; (iii) 2,583,189 shares of our Common Stock that would be issuable upon conversion of the shares of our Series B Preferred (assuming the conversion of all such shares of Series B Preferred into Common Stock at a conversion ratio equal to 90% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding April 13, 2026), subject to the floor price; and (iv) 15,033,965 shares of our Common Stock that would be issuable upon conversion of our Series C Preferred (assuming the conversion of all such shares of Series C Preferred into Common Stock at a conversion ratio equal to 93% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding April 13, 2026). This calculation does not take into account any limitations on conversion of the Series A Preferred, Series B Preferred or Series C Preferred, including without limitation beneficial ownership limitations and stockholder approval requirements, and assumes that all such shares are converted in full.

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Description of the 2021 Plan

The principal provisions of the 2021 Plan are summarized below. This summary is not a complete description of all of the 2021 Plan’s provisions and is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is attached as an exhibit to our Annual Report.

Share reserve. Under the Plan, an aggregate of 637,958 shares of our Common Stock are currently authorized for issuance pursuant to a variety of stock-based compensation awards, including stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. If the proposed Plan Amendment is approved by our stockholders, the number of shares of our Common Stock authorized for issuance under the Plan would be increased to 3,219,566. With respect to the share reserve under the 2021 Plan:

•	to the extent that an award terminates, expires or lapses for any reason or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the 2021 Plan; and

•	to the extent that shares of our Common Stock are repurchased by us at the original purchase price, such shares will be available for future grants under the 2021 Plan.

In addition, the 2021 Plan provides that additional shares will automatically be added to the shares authorized for issuance under the 2021 Plan on January 1 of each year. The number of shares added each year will be equal to the lesser of: (i) 5.0% of the shares of Common Stock outstanding on December 31st of the preceding calendar year or (ii) such number of shares determined by the Board, in its discretion.

Administration. The Compensation Committee of the Board is authorized to administer the 2021 Plan unless the Board subsequently assumes authority for administration. The Compensation Committee must consist of at least two members of the Board, each of whom is intended to qualify as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” within the meaning of the rules of the applicable stock exchange, or other principal securities market on which shares of our Common Stock are traded. The term Administrator refers to either the Board or the Compensation Committee, as applicable.

Additionally, the Board or Compensation Committee may delegate certain functions under the 2021 Plan to designated employees who are not Officers to be recipients of awards under the 2021 Plan, and to determine the number of shares subject to awards granted to such employees.

Subject to the terms and conditions of the 2021 Plan, the Administrator has the authority to construe and interpret the 2021 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. All decisions, determinations and interpretations by the Administrator regarding the 2021 Plan shall be final and binding on all participants or other persons claiming rights under the 2021 Plan or any award.

Awards. The 2021 Plan provides that the Administrator may grant or issue stock options, restricted stock, restricted stock units, other stock-based awards and dividend equivalents, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

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Eligibility. Options, restricted stock, restricted stock units and all other stock-based awards under 2021 Plan may be granted to individuals who are then our officers, employees, directors or consultants or are the officers, employees or consultants of certain of our subsidiaries. Only employees of our Company or certain of our subsidiaries may be granted incentive stock options, or ISOs. No ISO may be granted under the 2021 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the 2021 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000. ISOs are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death.

•	Stock Options. Options granted under the 2021 Plan may become exercisable in cumulative increments (“vest”) as determined by the Administrator. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the 2021 Plan may be subject to different vesting terms.

To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement. The maximum term of options under the 2021 Plan is 10 years, except that in certain cases (see Eligibility) the maximum term of certain incentive stock options is five years. Options under the 2021 Plan generally terminate sixty days after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised at any time within 6 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

•	Stock Bonuses and Restricted Stock Awards. Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement. The purchase price for a stock purchase award (if any) may be payable in cash, or any other form of legal consideration approved by the Administrator. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company. Common Stock issued under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule and subject to the minimum vesting requirement. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our Common Stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

•	Restricted Stock Units. Restricted stock unit awards are issued pursuant to a restricted stock unit award agreement. The consideration for a stock unit award shall be determined by the Administrator and may be payable in any form acceptable to the Administrator and permitted under applicable law. The Administrator may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate consistent with the minimum vesting requirement. Restricted stock unit awards may be settled in cash or shares of the Company’s Common Stock, as determined by the Administrator. No dividends payments will be made on unvested restricted stock unit awards, but instead any dividends will be deferred until awards become vested. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

•	Performance-Based Award. Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals. Generally, such pre-established performance goals consist of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Administrator.

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Certain Corporate Transactions. In the event of a merger, sale of all or substantially all of the assets of the Company or other change of control transaction, unless otherwise determined by the Board, all outstanding awards will be subject to the agreement governing such merger, asset sale or other change of control transaction. Such agreement need not treat all such awards in an identical manner, and it will provide for one or more of the following with respect to each award: (i) the continuation of the award, (ii) the assumption of the award, (iii) the substitution of the award, or (iv) the payment of the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares. In the event the successor corporation refuses to either continue, assume or substitute the shares subject to the award pursuant to the terms of the 2021 Plan, or pay the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares, then outstanding awards shall vest and become exercisable as to 100% of the shares subject thereto contingent upon the consummation of such change of control transaction.

Adjustments Provisions. Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of Common Stock subject to the 2021 Plan and outstanding awards. In that event, the 2021 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of Common Stock subject to the 2021 Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of Common Stock subject to such awards.

Amendment and termination. The administrator may terminate, amend or modify the 2021 Plan at any time and from time to time. However, we must generally obtain stockholder approval to amend or modify the 2021 Plan to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

New Plan Benefits

At the present time, no specific determination has been made as to the grant or allocation of future awards under the 2021 Plan. Awards granted under the 2021 Plan are within the Board’s and the Compensation Committee’s discretion, and neither the Board nor the Compensation Committee has determined future awards or who might receive them. Therefore, at this time, the benefits that will be awarded or paid under the 2021 Plan, if stockholder approval of the Plan Amendment is obtained, cannot currently be determined. The 2021 Plan does not have set benefits or amounts, and no grants or awards have been made by the Board or the Compensation Committee that are conditioned upon stockholder approval of the Plan Amendment.

Effective Date

The Plan Amendment will be effective as of May 28, 2026, subject to stockholder approval at the Annual Meeting.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve the Plan Amendment. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 2. This Proposal 2 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote. Broker non-votes will not affect the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE PLAN AMENDMENT

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PROPOSAL 3

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Our Audit and Risk Committee has selected Rosenberg Rich Baker Berman, P.A. (“RRBB”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the Annual Meeting. RRBB has audited the Company’s financial statements since 2020. Representatives of RRBB are not expected to be present at the Annual Meeting.

Neither our governing documents nor any applicable laws require stockholder ratification of the selection of RRBB as our independent registered public accounting firm. However, our Audit and Risk Committee is submitting the selection of RRBB to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify this selection, the Audit & Risk Committee will reconsider its selection of RRBB and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit & Risk Committee may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Audit and Risk Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit and Risk Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

Independent Registered Public Accounting Firm Fee Information

The following table sets forth the aggregate fees billed by RRBB for the services indicated for each of the years ended December 31, 2025 and 2024:

	December 31, 2025	December 31, 2024
Audit fees (1)	$149,760	$135,000
Audit related fees	–	–
Tax fees	–	–
All other fees	–	–
Total	$149,760	$135,000

(1)	Includes fees for (i) the audit of our annual financial statements for the fiscal years ended December 31, 2025 and 2024 included in our Annual Report; and the S-1 Registration Statement, as amended, initially filed with the Commission in 2022 in connection with our public offering that closed in February 2023; and with the prospectus supplements to our S-3 Registration Statement that were filed in 2025 and 2024 in connection with our equity offerings that closed in 2025 and 2024; (ii) the review of our interim period financial statements for fiscal years 2025 and 2024; and (iii) related services that are normally provided in connection with regulatory filings or engagements.

All fees described above were approved by the Audit and Risk Committee.

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Audit and Risk Committee Pre-Approval Policies and Procedures

Our Audit and Risk Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Under our Audit and Risk Committees pre-approval policies and procedures, the Audit and Risk Committee generally pre-approves specified services in defined categories up to specified amounts. Pre-approval may also be given as part of the Audit and Risk Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. Our Audit and Risk Committee has considered and determined that the provision of the non-audit services described is compatible with maintaining the independence of our registered public accounting firm.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to ratify the selection of RRBB for the fiscal year ended December 31, 2026. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 3. In the event that there are any broker non-votes, they will not affect the outcome of the vote on this Proposal 3. However, because we believe that this Proposal 3 will be treated as a routine matter on which a broker or other nominee has discretionary authority to vote, we do not expect to receive any broker non-votes with respect to this Proposal 3.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE RATIFICATION OF THE SELECTION OF

ROSENBERG RICH BAKER BERMAN, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

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PROPOSAL 4

APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES C PREFERRED AND EXERCISE OF SERIES C WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO THE SERIES C PREFERRED INVESTORS PURSUANT TO THE SERIES C PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

General

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the number of shares of our Common Stock issued and outstanding as of December 9, 2025 (the “Series C Exchange Cap”) upon conversion of those shares of Series C Preferred and exercise of those Series C Warrants that we may in the future issue to the Series C Preferred Investors pursuant to the Series C Preferred Purchase Agreement.

As discussed in further detail below, on December 9, 2025 (the “Execution Date”), we entered into the Series C Preferred Purchase Agreement with the Series C Preferred Investors, pursuant to which, subject to the conditions set forth therein (including stockholder approval, as requested pursuant to this Proposal 4), the Series C Preferred Investors agreed to purchase up to 75,000 shares of our Series C Preferred Stock and Series C Warrants for a total purchase price of up to $75.0 million in several tranche closings (the “Series C Preferred Offering”) prior to June 9, 2027.

On December 8, 2025, immediately prior to execution of the Series C Purchase Agreement, there were 1,765,952 shares of our Common Stock issued and outstanding. Pursuant to Nasdaq Listing Rule 5635(d), we must obtain stockholder approval prior to the issuance of more than 353,013 shares of our Common Stock, equal to 19.99% of the number of shares of our Common Stock outstanding as of December 9, 2025, at a price per share below the Minimum Price (as defined below) upon conversion of the shares of Series C Preferred and exercise of the Series C Warrants sold and issued pursuant to the Series C Preferred Purchase Agreement. As a result, unless and until such stockholder approval is obtained, we may not issue more than an aggregate of 353,013 shares of Common Stock to the Series C Preferred Investors at a price below the Minimum Price upon conversion of shares of Series C Preferred or exercise of Series C Warrants that we may sell and issue to the Series C Preferred Investors pursuant to the Series C Preferred Purchase Agreement. Additionally, as discussed in additional detail below, pursuant to the Series C Preferred Purchase Agreement, unless and until we receive stockholder approval of the elimination of the Series C Exchange Cap, the Series C Preferred Investors shall have no obligation to complete the second or any of the subsequent Tranche Closings (as defined below).

As of April 13, 2026, 11,767 shares of Series C Preferred and 2,904,528 Series C Warrants are issued and outstanding. Subject to satisfaction of the conditions set forth in the Series C Preferred Purchase Agreement, we are bound to issue, and the Series C Preferred Investors are required to purchase, the other securities subject to the Series C Preferred Purchase Agreement.

Series C Preferred Purchase Agreement

On December 9, 2025, we entered into the Series C Preferred Purchase Agreement with the Series C Preferred Investors, pursuant to which, subject to the conditions set forth therein, we shall sell to the Series C Preferred Investors, and the Series C Preferred Investors shall purchase from us, up to 75,000 shares of the our Series C Preferred and Warrants to purchase shares of the our Common Stock for a total purchase price of up to $75,000,000 in several tranche closings (each, a “Tranche Closing”).

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The Series C Preferred Purchase Agreement provides that the Series C Preferred Offering shall be conducted through a series of separate Tranche Closings, pursuant to which, subject to satisfaction of the applicable closing conditions set forth in the Series C Preferred Purchase Agreement, we shall sell and issue the Series C Preferred Investors up to an aggregate of 75,000 shares of Series C Preferred as follows: (i) 12,000 shares of Series C Preferred (the “Initial Tranche Closing Date”), for $12,000,000 in gross proceeds to us, in the initial Tranche Closing, which was consummated on December 10, 2025 (the “Initial Tranche”); (ii) 6,000 shares of Series C Preferred (the “Second Tranche”), for $6,000,000 in gross proceeds to us, in the second Tranche Closing, which shall be consummated three business days after the applicable conditions set forth in the Series C Preferred Purchase Agreement have been satisfied or met, including but not limited to the effectiveness of a registration statement registering for resale by the Series C Preferred Investors the shares of common stock issuable upon conversion of the shares of Series C Preferred issued under the Initial Tranche and exercise of the Series C Warrants issued in connection with the Initial Tranche;; and (iii) up to an aggregate of 57,000 shares of Series C Preferred, for an aggregate of up to $57,000,000 in a series of subsequent Tranche Closings (each a “Subsequent Tranche Closing,” and together the “Subsequent Tranche Closings”), which shall be consummated when the Subsequent Tranche Funding Closing Conditions (as defined in the Series C Preferred Purchase Agreement) have been satisfied or waived, including but not limited to that the aggregate stated value of the Series C Preferred outstanding does not exceed $3,000,000 and certain additional volume and price conditions are met and the effectiveness of a registration statement registering for resale by the Series C Preferred Investors the shares of common stock issuable upon conversion of the shares of Series C Preferred issued under the Initial Tranche and the Second Tranche and exercise of the Series C Warrants issued in connection with the Initial Tranche and the Second Tranche.

Subject to certain beneficial ownership limitations and, until such date that stockholder approval is obtained, the Series C Exchange Cap, at any time after the issuance date, each holder of Series C Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series C Preferred held by such holder into fully paid and nonassessable shares of our Common Stock at the Fixed Conversion Price (as defined below). The number of shares of Common Stock issuable upon conversion of each share of Series C Preferred shall be equal to the quotient obtained by dividing (i) the stated value of such share of Series C Preferred plus all accrued and unpaid dividends thereon by (ii) the Fixed Conversion Price in effect on the date of conversion. “Fixed Conversion Price” means $2.2310, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the issuance date of the applicable shares of Series C Preferred.

In addition to the shares of Series C Preferred to be sold and issued to the Series C Preferred Investors in the Series C Preferred Offering, at each Tranche Closing we shall also issue the Series C Preferred Investors an aggregate of Series C Warrants to purchase that number of shares of our Common Stock equal to 50% of shares of Common Stock issuable upon conversion in full of the shares of Series C Preferred issued in connection with the same Tranche Closing. Each Series C Warrant shall be immediately exercisable (subject to certain beneficial ownership limitations and stockholder approval), expire five years from the date of issuance, and have an exercise price of $2.2310 (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in the Series C Warrant).

In the event that the closing price of our Common Stock during the prior three trading days preceding a Tranche Closing date shall be lower than the Series C Floor Price (as defined below), then the applicable Tranche Closing shall be delayed until such time as the price meets the required threshold for a period of five consecutive trading days. Notwithstanding the foregoing, the Series C Preferred Investors have the ability, subject to prior written consent of the Company, to purchase any number of shares of Series C Preferred prior to the dates of the Tranche Closings provided for in the Series C Preferred Purchase Agreement during the term of the Series C Preferred Purchase Agreement.

The consummation of the transactions contemplated by the Series C Preferred Purchase Agreement is subject to various customary closing conditions. In addition, pursuant to the Series C Preferred Purchase Agreement, unless and until we obtain the stockholder approval to issue additional shares in accordance with applicable Nasdaq Listing Rules, the Series C Preferred Investors are prohibited from converting their shares of Series C Preferred and exercising their Series C Warrants to the extent that such conversions and exercises would, in the aggregate, result in the issuance of shares of Common Stock exceeding the Series C Exchange Cap. The Series C Preferred Investors shall have no obligation to fund the second or subsequent Tranche Closings unless and until such stockholder approval has been obtained.

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Pursuant to the Series C Preferred Purchase Agreement, subject to certain exceptions, for so long as any shares of Series C Preferred remain outstanding (the “ROFR Period”), the Series C Preferred Investors will have a right of first refusal to with respect to any investment proposed to be made by any other person for each and every future variable rate transaction during the ROFR Period. Additionally, subject to certain exceptions, for so long as the Series C Preferred Investors holds any shares of Series C Preferred, Series C Warrants, or shares of Common Stock issued upon conversion of the Series C Preferred or exercise of the Series C Warrants, the Series C Preferred Investors shall have the right to participate in any subsequent financing for up to 20% of such financing. Moreover, for so long as any shares of Series C Preferred remain outstanding, subject to certain exceptions, the Series C Preferred Investors shall have the right to require us to use 36% of the proceeds received by us from any future financing to redeem any shares of Series C Preferred held by the Series C Preferred Investor in accordance with the terms of the Certificate of Designation of Preferences, Rights and Limitations of the Series C Non-Voting Convertible Preferred Stock (the “Series C Certificate of Designation”).

The Series C Preferred Purchase Agreement contains customary termination provisions for the Series C Preferred Investors under certain limited circumstances. The Series C Preferred Purchase Agreement will automatically terminate if any Tranche Closing has not occurred prior to June 9, 2027.

Each Series C Preferred Investor has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of our Common Stock during any time prior to the full conversion of shares of the Series C Preferred.

In connection with the Series C Preferred Purchase Agreement, we also entered into a registration rights agreement with the Series C Preferred Investors, pursuant to which we agreed to file with the Commission a registration statement registering the shares of Common Stock issuable upon conversion of the shares of Series C Preferred and exercise of the Series C Warrants issued on the Initial Tranche Closing Date for resale by the Series C Preferred Investors. Upon the completion of any Tranche Closing subsequent to the Initial Tranche Closing Date, we are required to file a new registration statement covering the registrable securities subject to such Tranche Closing and have the registration statement declared effective by the Commission within 45 days of the filing deadline.

Pursuant to the Series C Preferred Purchase Agreement, we agreed to hold a stockholders’ meeting to obtain approval as required by applicable rules and regulations of the Nasdaq Capital Market from our stockholders with respect to the transactions contemplated by the Series C Preferred Purchase Agreement and other related transaction documents (the “Series C Stockholder Approval”), including the issuance of shares of our Common Stock upon conversion of the Series C Preferred and the Series C Warrants in excess of the Series C Exchange Cap pursuant to the Series C Preferred Purchase Agreement and such transaction documents. If the Series C Stockholder Approval is not obtained at the Annual Meeting (and in any event within 90 days of the Execution Date), then we shall convene additional stockholder meetings every four months thereafter until the Series C Stockholder Approval is obtained.

Summary of Terms of the Series C Preferred

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series C Preferred are set forth in the Series C Certificate of Designation. The Series C Certificate of Designation authorizes 75,000 shares of Series C Preferred. A summary of the principal terms of the Series C Preferred are set forth below:

Ranking. The Series C Preferred ranks senior to our Common Stock, our Series A Preferred and our Series B Preferred with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Dividends. The holders of outstanding shares of Series C Preferred shall be entitled to cumulative dividends at an annual rate of 6% of the Stated Value (as defined below) per share. Dividends shall accrue from the date of each such Tranche Closing, and for as long as any shares of Series C Preferred remain issued and outstanding and are payable quarterly in arrears. At the Company’s option, dividends on the Series C Preferred may be paid in (i) cash, (ii) by adding the amount of dividends payable on such date to the aggregate Stated Value of such holder’s shares of Series C Preferred Stock (“PIK Dividends”), or (iii) any combination of cash and PIK Dividends. The “Stated Value” shall mean $1,080 per share, subject to adjustment for stock splits, stock dividends (including PIK Dividends), recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events affecting such shares.

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Voting. Except as otherwise provided by the Series C Certificate of Designation or required by law, the Series C Preferred does not have voting rights. However, as long as any shares of Series C Preferred are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series C Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, our amended and restated certificate of incorporation, as amended (our “Charter”) or our amended and restated bylaws, as amended (our “Bylaws”), or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, in each case if any such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred, (ii) issue further shares of Series C Preferred other than pursuant to the Series C Preferred Purchase Agreement or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred, or (iii) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series C Preferred shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders of shares of Common Stock acquired upon the conversion of shares of the Series C Preferred may not vote such shares upon the proposal for Series C Stockholder Approval.

Management Rights. Notwithstanding the foregoing, the holders, voting as a separate class, have the right to appoint directors to the Board if performance falls short against cash burn targets: starting on the 12-month anniversary of the Series C Preferred Purchase Agreement, if for two consecutive fiscal quarters the Company’s net monthly cash burn (measured as the average over any rolling three-month period) exceeds the Board-approved “Maximum Cash Burn” by more than 15% (with specified exclusions for Board-approved strategic items, force majeure/macroeconomic events, mandated accounting changes, and non-recurring or extraordinary items), the holders may appoint one director, and if the underperformance continues for an additional consecutive fiscal quarter, they may appoint a second director. To exercise the right, the holders must give written notice within 30 days after the Company files quarterly financials evidencing the trigger, each appointee must be reasonably acceptable to the Nominations and Corporate Governance Committee of the Board (or, if none, the Board), meet independence/qualification standards, and comply with Company policies, and the Company will include the appointee in its slate or fill a vacancy, subject to fiduciary duties. The right is subject to a cure: if, before the appointment becomes effective, performance returns to within 10% of the Maximum Cash Burn (applying the same exclusions), the right is not exercisable for that period. If any appointed director automatically resigns upon the earlier of (i) performance within 10% of budget for two consecutive fiscal quarters, (ii) 24 months after appointment, or (iii) the termination events below. The appointment rights terminate upon the earliest of conversion of all outstanding shares of Series C Preferred, consummation of a fundamental transaction, or written agreement of the Company and holders of a majority of the then outstanding shares of Series C Preferred.

Key Person. While at least 1,200 shares of Series C Preferred remain outstanding, we shall cause Michael K. Handley to devote substantially all of his business time to our business and affairs. Notwithstanding the foregoing, nothing in the Series C Certificate of Designation shall require the Board to take or refrain from taking any action that would violate applicable law or constitute a breach of its fiduciary duties to the Company.

Conversion. Subject to certain beneficial ownership limitations and, until such date that the Series C Stockholder Approval is obtained, the Series C Exchange Cap, at any time after the issuance date, each holder of Series B Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series B Preferred held by such holder into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock issuable upon conversion of each share of Series B Preferred shall be equal to the quotient obtained by dividing (i) the Stated Value of such share of Series B Preferred plus all accrued and unpaid dividends thereon by (ii) the Fixed Conversion Price in effect on the date of conversion. Notwithstanding the foregoing, each holder shall have the right to convert at a variable conversion price in effect on any conversion date which shall be equal to 93% of the lowest volume-weighted average price of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding the date of the conversion notice delivered by the holder, subject to adjustment; provided, however, that in no event shall the Conversion Price be lower than $0.39 per share (the “Series C Floor Price”), subject to adjustment.

Liquidation. In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of Series C Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets, funds, or proceeds available for distribution of the Company to the holders of Common Stock or any other class or series of capital stock ranking junior to the Series C Preferred upon liquidation, by reason of their ownership thereof, an amount per share equal to the greater of (i) the Stated Value plus all accrued and unpaid dividends thereon or (ii) the amount that such holder would receive if such holder converted all of its shares of Series C Preferred into shares of Common Stock immediately prior to such liquidation, dissolution or winding up.

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Redemption. The Company may, at any time and in its sole discretion, request to redeem all or any portion of the outstanding shares of Series C Preferred at a price equal to 115% of the Stated Value plus all accrued and unpaid dividends thereon by providing the holder at least 10 trading days prior written notice, during which 10 trading day period the holder thereof shall have the right to convert such holder’s shares of Series C Preferred into shares of Common Stock. Upon the closing of any equity or equity-linked financing by the Company after the issuance date or any exercise of the Company’s warrants to purchase shares of Common Stock issued or issuable pursuant to the Series B Preferred Purchase Agreement (each, a “Series B Warrant Exercise”), the holder shall have the right, but not the obligation, to require the Company to redeem, out of the proceeds of such financing or the cash proceeds of any Series B Warrant Exercise, up to 36% of the aggregate amount of net proceeds raised in the financing and 100% of the cash proceeds of any Series B Warrant Exercise, (i) outstanding shares of Series C Preferred at a per share price equal to the Stated Value plus all accrued and unpaid dividends thereon and/or (ii) the Note, provided that such right shall expire five trading days after the holder receives notice from the Company of the closing of a financing or a Series B Warrant Exercise.

Nasdaq Stockholder Approval Requirement; Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

As discussed above, the price at which each share of Series C Preferred shall convert into a share of our Common Stock is $2.2310. Additionally, the exercise price of each Series C Warrant is $2.2310. The closing price of our Common Stock on December 8, 2025, the date immediately preceding the signing of the Series C Preferred Purchase Agreement, was $2.11, and the average closing price of our Common Stock for the five trading days immediately preceding the signing of the Series C Preferred Purchase Agreement was $1.94. As a result, it is possible that we may issue shares of our Common Stock upon conversion of the shares of Series C Preferred and exercise of the Series C Warrants at a price below the Minimum Price in the future. Accordingly, we are seeking stockholder approval of this Proposal 4 in order to permit us to issue shares of Common Stock in excess of the Series C Exchange Cap to the Series C Preferred Investors upon conversion of the shares of the Series C Preferred and exercise of the Series C Warrants at a price below the Minimum Price to the extent that the number of such shares of Common Stock would equal or exceed the Series C Exchange Cap. As a result of the foregoing, and in order to comply with our obligations under the Series C Preferred Purchase Agreement and to allow us to fully utilize the Series C Preferred Purchase Agreement, we are seeking stockholder approval of the elimination of the Series C Exchange Cap, in accordance with Nasdaq Listing Rule 5635(d).

Potential Effects of this Proposal

In the event that our stockholders approve this Proposal 4 at the Annual Meeting, the Series C Exchange Cap will be eliminated and, subject to certain beneficial ownership limitations and certain other conditions, the Series C Preferred Investors will have the right to convert the shares of Series C Preferred and exercise the Series C Warrants we issued or will issue to them pursuant to the Series C Preferred Purchase Agreement. Additionally, receipt of stockholder approval of this Proposal 4 at the Annual Meeting is necessary in order for us to complete the Second and subsequent Tranche Closing pursuant to the Series C Preferred Purchase Agreement. This would allow us to access up to the full $75,000,000 of capital provided for pursuant to the Series C Preferred Purchase Agreement, excluding any additional proceeds that we would receive in the event that any Series C Preferred Investor exercises its Series C Warrants, on favorable terms. Access to such financing would provide much needed working capital for the purpose of growing our business and the development of our product candidates.

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Pursuant to the Series C Preferred Purchase Agreement, we may issue up to an aggregate of 207,692,305 shares of Common Stock upon conversion of the shares of Series C Preferred, resulting in post-conversion dilution of 99.16% to current stockholders as of December 8, 2025. If all of the Series C Warrants were also exercised, resulting in the issuance of 90,135,297 additional shares of Common Stock, the post-conversion/exercise dilution of the percentage interest of our current stockholders will be 99.41% as of December 8, 2025. The issuance of shares of Common Stock upon conversion of shares of the Series C Preferred and exercise of the Series C Warrants will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility.

We are not seeking the approval of stockholders to authorize entry into the Series C Preferred Purchase Agreement, as we have already done so, and such agreement is already binding on the Company.

Potential Consequences if this Proposal is Not Approved

In the event that our stockholders do not approve this Proposal 4 at the Annual Meeting, unless the Series C Preferred Investors elect to waive the relevant conditions to closing, our access to capital pursuant to the Series C Preferred Purchase Agreement will be limited to the $12,000,000 we received in connection with the initial Tranche Closing and we will not be able to complete any of the other Tranche Closings. If we cannot complete any of the other Tranche Closings, we may need to raise additional capital through other sales of our equity securities, which may not be available if and when we need it, may be on terms less favorable to us and could result in significant dilution to our stockholders. The failure of our stockholders to approve this Proposal 4 could severely limit our ability to raise additional capital.

Additionally, in the event that our stockholders do not approve this Proposal 4 at the Annual Meeting, we will be required to convene and hold meetings of our stockholders every four months after the Annual Meeting until the Series C Stockholder Approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur additional costs and expenses in connection with holding these additional stockholder meetings, including legal costs and costs in connection with soliciting proxies, and would divert our management’s attention from the operation of our business, which could materially harm our business.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve this Proposal 4. Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 4. This Proposal 4 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES C PREFERRED AND EXERCISE OF THOSE SERIES C WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO THE SERIES C PREFERRED INVESTORS PURSUANT TO THE SERIES C PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

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PROPOSAL 5

APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THAT NOTE AND EXERCISE OF THAT NOTE WARRANT THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE NOTE PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

General

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the number of shares of our Common Stock issued and outstanding as of December 9, 2025 (the “Note Exchange Cap”) upon conversion of the Note and exercise of the Note Warrant that we may in the future issue to 3i pursuant to the Note Purchase Agreement.

Note Purchase Agreement

On December 10, 2025, pursuant to the terms of the Note Purchase Agreement, we issued, in a private placement offering (the “Note Offering”), a 5% senior secured convertible note (the “Note”) in the aggregate principal amount of $16,253,147.10 and a warrant (the “Note Warrant”) to purchase up to an aggregate of 4,553,213 shares of our Common Stock to 3i for an aggregate purchase price of $16,253,147.10.

We received gross proceeds from the Note Offering of $16,253,147.10, all of which was used to fund our purchase, through our wholly owned subsidiary, Velocity Bioworks, Inc. (“VBI”), of the personal property and assets (collectively, the “Acquired Assets”) of Scorpius Holdings, Inc. (“Scorpius”) pursuant to that certain Asset Purchase Agreement and Secured Bill of Sale by and between VBI and 3i, in its capacity as collateral agent of Scorpius. The Acquired Assets include, without limitation, facilities, equipment, inventory, contract rights, IT systems, software, files, records, documents, intellectual property, and goodwill related to Scorpius’ contract development and manufacturing organization business. As disclosed previously, we engaged Scorpius in May 2025 to serve as the primary U.S. manufacturer for our late-stage TLR5 agonist, Entolimod, for the treatment of acute radiation syndrome.

Pursuant to the Note Purchase Agreement, we agreed to reimburse 3i for all costs and expenses incurred by it or its affiliates in connection with the transactions contemplated by the Note Purchase Agreement, up to $100,000.

On December 9, 2025, we, VBI and 3i entered into a Security Agreement (the “Security Agreement”), pursuant to which we and VBI granted security interests in the Collateral (as such term is defined in the Security Agreement) to secure our obligations under the Note and the Note Purchase Agreement.

The Note matures on the fifth anniversary of the issuance date (the “Maturity Date”), unless prior thereto there is an event of default, and bears interest at a rate of 5.0% per annum; provided, however, that upon the occurrence (and during the continuance) of an event of default, the Note shall bear interest at a rate of 10% per annum. Commencing on the first day of the first full calendar month that is 18 months from the issuance date, and on the first day of each calendar month thereafter until the Maturity Date (each, an “Installment Date”), in each case provided that there has been no Equity Conditions Failure (as defined in the Note), we shall pay 3i an amount equal to the sum of (i) (a) with respect to any Installment Date other than the Maturity Date, the lesser of the (A) quotient of (I) the principal amount outstanding under the Note as of the initial Installment Date, divided by (II) the number of Installment Dates occurring under the Note and (B) the principal amount then outstanding under the Note as of such Installment Date and (b) with respect to the Installment Date that is the Maturity Date, the principal amount then outstanding under the Note as of such Installment Date; (ii) any Deferral Amount (as defined in the Note) deferred under the Note and included in such Installment Amount in accordance therewith; and (iii) in each case of clauses (i) and (ii), the sum of any accrued and unpaid interest, accrued and unpaid late charges, and Make-Whole Amount (as defined in the Note) as of the Installment Date (the “Installment Amount”) by converting such Installment Amount into shares of our Common Stock; provided, however, that, at our election, we may choose to redeem such Installment Amount in cash or by any combination of cash and shares of our Common Stock.

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In addition to the foregoing, the Note is convertible in part or in whole, at the option of the holder, at any time, into such number of shares of our Common Stock equal to the sum of the principal amount of the Note, plus all accrued and unpaid interest, plus any Make-Whole Amount, plus any unpaid late charges (the “Holder Conversion Amount”) at a conversion price equal to $2.2310 (the “Note Conversion Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events and subject to a Note Exchange Cap and other limitations; provided, however, that if at any time while the Note is outstanding, we sell or grant any options to purchase or sell or issue shares of Common Stock or common stock equivalents at a price below the Note Conversion Price then in effect (such lower price, the “Note Base Conversion Price”), then the Note Conversion Price shall be lowered to such Note Base Conversion Price. Notwithstanding the foregoing, subject to the terms of the Note, at any time after the effective date of a registration statement covering the shares of Common Stock issuable upon conversion of the Note (the “Note Conversion Shares”) and shares of Common Stock issuable upon exercise of the Note Warrant (the “Note Warrant Shares”), the holder shall be entitled to convert all or any portion of the unpaid Holder Conversion Amount not exceeding $750,000 (or a higher amount mutually agreed upon by the Company and the holder) per calendar month into Note Conversion Shares at a conversion price equal to 97% of the lowest volume weighted average price (“VWAP”) of the shares of Common Stock during the ten consecutive trading day period ending and including the trading day immediately prior to the conversion date (the “Alternative Note Conversion Price”), provided that the Alternative Note Conversion Price may not be below $0.39 (the “Note Floor Price”). If the Alternative Note Conversion Price is below the Note Floor Price, then in addition to the issuance of the Note Conversion Shares, we shall pay the holder cash as a true-up in accordance with the Note. All conversions are subject to certain beneficial ownership limitations, as set forth in the Note.

The Note contains customary events of default, including key person departure events. If an event of default occurs, 3i may require us to redeem (regardless of whether such event of default has been cured) all or any portion of the Note at a redemption price calculated in accordance with the terms of the Note. Subject to limited exceptions set forth in the Note, the Note prohibits us and, as applicable, our subsidiaries from incurring any new indebtedness, other than permitted indebtedness.

The Note is redeemable by us at a redemption price equal to 105% of the sum of the Installment Amount to be redeemed. While the Note is outstanding, if we enter into a Subsequent Placement (as such term is defined in the Note), the holder of the Note shall have the right to require that we redeem all, or any portion, of the amount due under the Note in an amount not in excess of 36% of the net proceeds of such Subsequent Placement.

The Note Warrant shall be immediately exercisable (subject to certain beneficial ownership limitations and stockholder approval of the waiver of the Note Exchange Cap), expires five years from the date of issuance, and has an exercise price per share of Common Stock under the Note Warrant equal to $2.2310 (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in the Note Warrant). The Note Warrant provides for cashless exercise under certain circumstances. The right to exercise any portion of the Note Warrant is subject to certain beneficial ownership limitations, as set forth in the Note Warrant.

Pursuant to the Note Purchase Agreement, from December 9, 2025 until the later of (i) the date that less than 10% of the principal of the Note is outstanding and (ii) the 12-month anniversary of the issuance date (the “Restricted Period”), we are prohibited from entering into a Variable Rate Transaction (as such term is defined in the Note Purchase Agreement). Additionally, subject to certain exceptions, during the Restricted Period, we are prohibited from (i) issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of shares of our Common Stock or Common Stock Equivalents (as such term is defined in the Note Purchase Agreement) or (ii) filing any registration statement or any amendments or supplements thereto. Further, during the Restricted Period, 3i shall have the right to participate in any subsequent financing for up to 20% of such financing.

In connection with the Note Offering, on December 9, 2025, we also entered into a registration rights agreement with 3i, pursuant to which we agreed to file with the Commission a registration statement registering the Note Conversion Shares and the Note Warrant Shares and to use our commercially reasonable best efforts to have the registration statement declared effective by the Commission within 45 calendar days of the filing deadline under such registration rights agreement (which may be extended in the event the Commission elects to review such registration statement).

Pursuant to the Note Purchase Agreement, we agreed to hold a stockholders’ meeting for the purpose of obtaining stockholder approval of a waiver of the Note Exchange Cap (the “Note Stockholder Approval”). If the Note Stockholder Approval is not obtained at the Annual Meeting (and in any event within 90 days of the Execution Date), then we shall convene additional stockholder meetings every four months thereafter until the Note Stockholder Approval is obtained.

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The Note Purchase Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Relying on, among other things, the representation that the purchaser of securities under the Note Purchase Agreement is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), we sold the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The number of shares of Common Stock that may be issued upon conversion of the Note and exercise of the Note Warrant, and inclusive of any shares issuable under and in respect of the Note Purchase Agreement, is subject to the Note Exchange Cap of 353,013 shares of Common Stock, which is 19.99% of the outstanding number of shares of our Common Stock on the Execution Date, unless the Note Stockholder Approval is obtained to exceed the Note Exchange Cap. If the Note was to fully convert (including interest and the Make-Whole Amount) into Note Conversion Shares at the Note Conversion Price, assuming no Note Exchange Cap, we would issue 9,106,425 Note Conversion Shares. In addition, under the terms of the Notes and the Note Warrant, 3i may not convert the Note or exercise the Note Warrant to the extent such conversion or exercise would cause 3i, together with its affiliates and attribution parties, to beneficially own a number of shares of Common Stock that would exceed 4.99% of shares of our then outstanding Common Stock following such exercise.

The number of shares of the Company’s Common Stock that may be issued upon conversion of the Notes and exercise of the Warrants, and inclusive of any shares issuable under and in respect of the Purchase Agreement, is subject to an exchange cap (the “Exchange Cap”) of 865,820 shares, which is 19.99% of the outstanding number of shares of our Common Stock on the Closing Date, unless we obtain approval from our stockholders to issue shares of Common Stock to the holders upon conversion of the Notes and exercise of the Warrants in excess of the Exchange Cap. If the Notes were to be fully converted into Conversion Shares at the Conversion Price initially in effect, assuming no Exchange Cap, we would issue 7,285,140 Conversion Shares plus an additional 1,821,285 shares of Common Stock if interest and the Make-Whole Amount (as such term is defined in the Notes) is also converted into shares of Common Stock.

Nasdaq Stockholder Approval Requirement; Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price. Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

As discussed above, the Note is convertible in part or in whole, at the option of the holder, at any time into such number of shares of Common Stock equal to the Holder Conversion Amount at a conversion price equal to $2.2310. Additionally, the exercise price per share of Common Stock under the Note Warrant is $2.2310. The closing price of our Common Stock on December 8, 2025, the date immediately preceding the signing of the Note Purchase Agreement, was $2.11, and the average closing price of our Common Stock for the five trading days immediately preceding the signing of the Note Purchase Agreement was $1.94. As a result, it is possible that we may issue Note Conversion Shares and Note Warrant Shares at a price below the Minimum Price in the future. Accordingly, we are seeking stockholder approval of this Proposal 5 in order to permit us to issue shares of Common Stock in excess of the Note Exchange Cap to 3i upon conversion of Note and exercise of the Note Warrant at a price below the Minimum Price to the extent that the number of such shares of Common Stock would equal or exceed the Note Exchange Cap. As a result of the foregoing, and in order to comply with our obligations under the Note Purchase Agreement and to allow us to fully utilize the Note Purchase Agreement, we are seeking stockholder approval of the elimination of the Note Exchange Cap, in accordance with Nasdaq Listing Rule 5635(d). Also, as discussed above, at any time after the effective date of a registration statement covering the Note Conversion Shares and the Note Warrant Shares, 3i is entitled to convert all or any portion of the unpaid Holder Conversion Amount not exceeding $750,000 (or a higher amount mutually agreed upon by us and 3i) per calendar month into Note Conversion Shares at the Alternative Conversion Price. To the extent any portion of the unpaid Holder Conversion Amount is converted at the Alternative Conversion Price, the maximum number of Note Conversion Shares issuable upon conversion of the Note may increase. Accordingly, we are seeking stockholder approval of this Proposal 5 in order to permit us to issue shares of Common Stock in excess of the Note Exchange Cap to 3i upon conversion of the Note and the Note Warrant at a price below the Minimum Price to the extent that the number of such shares of Common Stock would equal or exceed the Note Exchange Cap. As a result of the foregoing, and in order to comply with our obligations under the Note Purchase Agreement, we are seeking stockholder approval of the elimination of the Note Exchange Cap, in accordance with Nasdaq Listing Rule 5635(d).

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Potential Effects of this Proposal

In the event that our stockholders approve this Proposal 5 at the Annual Meeting, the Note Exchange Cap will be eliminated and, subject to certain beneficial ownership limitations and certain other conditions, 3i will have the right to convert the Note and exercise the Note Warrant we issued to it pursuant to the Note Purchase Agreement. While it is difficult to predict the total number of shares of Common Stock we may issue under the Note Purchase Agreement, using the Note Floor Price of $0.39 as the Note Conversion Price for the Holder Conversion Amount, we estimate that we may issue as many as 52,093,421 shares of Common Stock upon conversion of the Note, and 4,553,213 shares of Common Stock upon exercise of the Note Warrant.

The issuance of shares of Common Stock upon conversion of the Note and exercise of the Note Warrant will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility. Further, because of the possibility that a portion of the Holder Conversion Amount may be converted at the Alternative Conversion Price, stockholders may experience an even greater dilutive effect. Issuance of Note Conversion Shares and Note Warrant Shares could also have a dilutive effect on the book value per share of Common Stock and any future earnings per share. We have agreed to file a registration statement to permit the public resale of the Note Conversion Shares and the Note Warrant Shares. The influx of those shares into the public market could have a negative effect on the trading price of our Common Stock.

Stockholder approval of this Proposal 5 could allow us to preserve cash by paying amounts due to 3i through share issuances in excess of the Note Exchange Cap. Loss of these potential funds could adversely impact our ability to fund our operations.

We are not seeking the approval of stockholders to authorize entry into the Note Purchase Agreement, as we have already entered into the Note Purchase Agreement on December 9, 2025, and the Note and the Note Warrant have already been issued.

Potential Consequences if this Proposal is Not Approved

In the event that our stockholders do not approve this Proposal 5 at the Annual Meeting and we are not able to issue shares of our Common Stock in connection with the conversion of the Note and the exercise of the Note Warrant below the Minimum Price, (i) we would be required to make repayments of the Note in cash (which we and our Board believe would be better used for our general working capital purposes) rather than in shares of Common Stock, and (ii) the Collateral would continue to be subject to the security interests granted pursuant to the Security Agreement to secure our obligations under the Note and the Note Purchase Agreement.

In addition, in the event that our stockholders do not approve this Proposal 5 at the Annual Meeting, we will be required to convene and hold meetings of our stockholders every four months after the Annual Meeting until the Note Stockholder Approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur additional costs and expenses in connection with holding these additional stockholder meetings, including legal costs and costs in connection with soliciting proxies, and would divert our management’s attention from the operation of our business, which could materially harm our business.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve this Proposal 5. Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 5. This Proposal 5 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THAT NOTE AND EXERCISE OF THAT NOTE WARRANT THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE NOTE PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

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PROPOSAL 6

APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES B PREFERRED AND EXERCISE OF THOSE SERIES B WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE SERIES B PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

General

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the number of shares of our Common Stock issued and outstanding as of December 9, 2025 (the “Series B Cap”) pursuant to the transactions entered into on December 9, 2025 (including the lowering of the floor price under the Series B Certificate of Designation (as defined below) pursuant to the Series B Amendment).

On April 29, 2025, we entered into the April 2025 Purchase Agreement with Helena Global Investment Opportunities I Ltd. (“Helena”), pursuant to which, subject to the conditions set forth therein, we agreed to sell to Helena, and Helena agreed to purchase from us, up to 8,400 shares of Series B Preferred and Series B Warrants for a total purchase price of up to $8.4 million in several tranche closings (each, a “Tranche Closing”) prior to December 31, 2025. As of December 9, 2025, we had completed four of the six Tranche Closings contemplated by the April 2025 Purchase Agreement. On December 9, 2025, Helena assigned the April 2025 Purchase Agreement, including all of its rights and obligations thereunder, to 3i, and 3i purchased all of the outstanding shares of Series B Preferred from Helena. In addition, on December 9, 2025, the Company and 3i entered into the Series B Amendment. The Series B Amendment provided, among other things, that the Board shall take all necessary action to lower the applicable Series B Floor Price (as defined below) to $0.39 per share from $1.294 per share. Because the lowering of the Series B Floor Price has the impact of increasing the number of shares of Common Stock issuable upon conversion of the Series B Preferred, we are seeking stockholder approval of this Proposal 6 in order to permit us to issue shares of Common Stock in excess of the Series B Cap to 3i upon conversion of the Series B Preferred at a price below the Minimum Price to the extent that the number of such shares of Common Stock would equal or exceed the Series B Cap.

On December 8, 2025, immediately prior to execution of the Series B Amendment, there were 1,765,952 shares of our Common Stock issued and outstanding. Pursuant to Nasdaq Listing Rule 5635(d), we must obtain stockholder approval prior to the issuance of more than 353,013 shares of our Common Stock, equal to 19.99% of the number of shares of our Common Stock outstanding as of December 9, 2025, at a price per share below the Minimum Price upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants sold and issued pursuant to the Series B Preferred Purchase Agreement. As a result, unless and until such stockholder approval is obtained, we may not issue more than an aggregate of 353,013 shares of Common Stock to 3i at a price below the new Floor Price upon conversion of shares of Series B Preferred or exercise of Series B Warrants that we may sell and issue to 3i pursuant to the Series B Preferred Purchase Agreement. Additionally, as discussed in additional detail below, pursuant to the Series B Preferred Purchase Agreement, unless and until we receive stockholder approval of the elimination of the Series B Cap, 3i shall have no obligation to complete the fifth or final Tranche Closings.

As of April 13, 2026, 2,155 shares of Series B Preferred and 509,987 Series B Warrants are issued and outstanding.. Subject to satisfaction of the conditions set forth in the Series B Preferred Purchase Agreement, we are bound to issue, and 3i is required to purchase, the other securities subject to the Series B Preferred Purchase Agreement.

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Series B Preferred Purchase Agreement

As amended, the Series B Preferred Purchase Agreement provides that the purchase of shares of Series B Preferred thereunder shall be conducted through six separate Tranche Closings, pursuant to which, subject to satisfaction of the applicable closing conditions set forth in the Series B Preferred Purchase Agreement, we shall sell and issue up to an aggregate of 8,400 shares of Series B Preferred as follows: (i) 700 shares of Series B Preferred, for $700,000, in the initial Tranche Closing, which shall be consummated upon effectiveness of a registration statement registering the shares of Common Stock issuable upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants for resale; (ii) 700 shares of Series B Preferred, for $700,000, in the second Tranche Closing, which shall be consummated 10 trading days after the initial Tranche Closing; (iii) 1,750 shares of Series B Preferred, for $1,750,000, in the third Tranche Closing, which shall be consummated 20 trading days after the second Tranche Closing; (iv) 1,750 shares of Series B Preferred, for $1,750,000, in the fourth Tranche Closing, which shall be consummated 20 trading days after the third Tranche Closing; (v) the fifth Tranche Closing will be consummated on the third trading day following delivery by 3i of a Purchaser Closing Notice (as defined below) to the Company with respect to such Tranche; and (vi) 1 the final Tranche Closing will be consummated on the third trading day following delivery by 3i of a Purchaser Closing Notice to the Company with respect to such Tranche. “Purchaser Closing Notice” means a written notice delivered to the Company by 3i indicating the applicable Tranche Closing Date (as defined below), together with the number of Preferred Shares and Warrants and the Tranche Purchase Price for the applicable Tranche. The date on which a Tranche Closing occurs is referred to herein as a “Tranche Closing Date.”

Subject to certain beneficial ownership limitations and, until such date that stockholder approval is obtained, the Series B Cap, at any time after the issuance date, each holder of Series B Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series B Preferred held by such holder into fully paid and nonassessable shares of our Common Stock. The number of shares of Common Stock issuable upon conversion of each share of Series B Preferred shall be equal to the quotient obtained by dividing (i) the Stated Value of such share of Series B Preferred plus all accrued and unpaid dividends thereon by (ii) the Conversion Price in effect on the date of conversion.

In addition to the shares of Series B Preferred to be sold and issued pursuant to the Series B Preferred Purchase Agreement, at each Tranche Closing we shall also issue a Series B Warrant to purchase that number of shares of our Common Stock equal to 30% of shares of Common Stock issuable upon conversion in full of the shares of Series B Preferred issued at the same Tranche Closing. Each Series B Warrant shall be immediately exercisable (subject to certain beneficial ownership limitations and stockholder approval), expire five years from the date of issuance, and have an initial exercise price equal to the average closing price of our Common Stock during the prior five trading days preceding each Tranche Closing (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in the Series B Warrant). In the event that Series B Warrants issued in a subsequent Tranche Closing have a lower exercise price than those Series B Warrants outstanding as of such later Tranche Closing, immediately after the Tranche Closing the exercise price of all outstanding Series B Warrants shall automatically be reduced to equal such lower exercise price of the Series B Warrants issued in such Tranche Closing.

In the event that the average closing price of our Common Stock during the prior three trading days preceding a Tranche Closing date shall not be equal to or greater than the Series B Floor Price (as defined below), then the applicable Tranche Closing shall be delayed until such time as the price meets the required threshold for a period of five consecutive trading days. Notwithstanding the foregoing, 3i has the ability, subject to prior written consent of the Company, to purchase any number of shares of Series B Preferred prior to the dates of the Tranche Closings provided for in the Series B Preferred Purchase Agreement.

The consummation of the transactions contemplated by the Series B Preferred Purchase Agreement is subject to various customary closing conditions. In addition, pursuant to the Series B Preferred Purchase Agreement, unless and until we obtain the stockholder approval of the elimination of the Series B Cap, 3i is prohibited from converting its shares of Series B Preferred and exercising its Series B Warrants to the extent that such conversions and exercises would, in the aggregate, result in the issuance of shares of common stock exceeding the Series B Cap. 3i shall have no obligation to fund the second or subsequent Tranche Closings unless and until such stockholder approval has been obtained.

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Pursuant to the Series B Preferred Purchase Agreement, subject to certain exceptions, for so long as any shares of Series B Preferred remain outstanding (the “ROFR Period”), 3i will have a right of first refusal to with respect to any investment proposed to be made by any other person for each and every future variable rate transaction during the ROFR Period. Additionally, subject to certain exceptions, for so long as 3i holds any shares of Series B Preferred, Series B Warrants, or shares of Common Stock issued upon conversion of the Series B Preferred or exercise of the Series B Warrants, 3i shall have the right to participate in any subsequent financing for up to 20% of such financing. Moreover, for so long as any shares of Series B Preferred remain outstanding, subject to certain exceptions, 3i shall have the right to require us to use 25% of the proceeds received by us from any future financing to redeem any shares of Series B Preferred held by 3i in accordance with the terms of the Certificate of Designation of Preferences, Rights and Limitations of the Series B Non-Voting Convertible Preferred Stock (the “Series B Certificate of Designation”).

The Series B Preferred Purchase Agreement contains certain termination rights, representations, warranties, covenants and events of default. The Purchase Agreement will automatically terminate if any Tranche Closing has not occurred prior to December 9, 2026.

3i has agreed that neither it nor any of its affiliates shall engage in any direct or indirect short-selling or hedging of our Common Stock during any time prior to the termination of the Series B Preferred Purchase Agreement.

In connection with the Series B Preferred Purchase Agreement, we also entered into a registration rights agreement pursuant to which we agreed to file with the Commission a registration statement registering the shares of common stock issuable upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants for resale.

Pursuant to the Series B Amendment, we agreed to hold a stockholders’ meeting to submit the approval of the conversion of shares of the shares of our Series B Preferred and exercise of the Series B Warrants that may be issued to 3i pursuant to the Series B Preferred Purchase Agreement, in accordance with the rules of the Nasdaq Stock Market LLC, as soon a reasonably practicable after execution of the Series B Amendment (but in any event no later than March 9, 2026). If the requisite stockholder approval is not obtained at the Annual Meeting, then we shall convene additional stockholder meetings every four months thereafter until the requisite stockholder approval is obtained.

Summary of Terms of the Series B Preferred

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series B Preferred are set forth in the Series B Certificate of Designation. The Series B Certificate of Designation authorizes 8,400 shares of Series B Preferred. A summary of the principal terms of the Series A Preferred are set forth below:

Ranking. The Series B Preferred ranks senior to our Common Stock and Series A Preferred stock with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Dividends. The holders of outstanding shares of Series B Preferred shall be entitled to cumulative dividends at an annual rate of 10% of the Stated Value (as defined below) per share. Dividends shall accrue from the date of each such Tranche Closing, and for as long as any shares of Series B Preferred remain issued and outstanding and are payable quarterly in arrears. At the Company’s option, dividends on the Series B Preferred may be paid in (i) cash, (ii) by adding the amount of dividends payable on such date to the aggregate Stated Value of such holder’s shares of Series B Preferred Stock (“PIK Dividends”), or (iii) any combination of cash and PIK Dividends. The “Stated Value” shall mean $1,000 per share, subject to adjustment in the event of any stock dividend (including PIK Dividends), stock split, combination, recapitalization, or other similar event affecting such shares.

Voting. Except as otherwise provided by the Series B Certificate of Designation or required by law, the Series B Preferred does not have voting rights. However, as long as any shares of Series B Preferred are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series B Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series B Preferred or alter or amend the Series B Certificate of Designation, amend or repeal any provision of, or add any provision to, our Charter or Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, in each case if any such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred, (ii) issue further shares of Series B Preferred, or (iii) enter into any agreement with respect to any of the foregoing.

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Conversion. Subject to certain beneficial ownership limitations and, until such date that stockholder approval in accordance with the listing rules of the Nasdaq Stock Market is obtained, the Series B Cap, at any time after the issuance date, each holder of Series B Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series B Preferred held by such holder into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock issuable upon conversion of each share of Series B Preferred shall be equal to the quotient obtained by dividing (i) the Stated Value of such share of Series B Preferred plus all accrued and unpaid dividends thereon by (ii) the Conversion Price (as defined below) in effect on the date of conversion. The conversion price (the “Conversion Price”) in effect on any conversion date shall be equal to 90% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding the date of the conversion notice delivered by the holder, subject to adjustment, provide, however, that in no event shall the Conversion Price be lower than $0.39 per share (the “Series B Floor Price”), subject to adjustment.

Liquidation. In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of Series B Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets, funds, or proceeds available for distribution of the Company to the holders of Common Stock or any other class or series of capital stock ranking junior to the Series B Preferred upon liquidation, by reason of their ownership thereof, an amount per share equal to the greater of (i) the Stated Value plus all accrued and unpaid dividends thereon or (ii) the amount that such holder would receive if such holder converted all of its shares of Series B Preferred into common stock immediately prior to such liquidation, dissolution or winding up.

Redemption. The Company may, at any time and in its sole discretion, request to redeem all or any portion of the outstanding shares of Series B Preferred at a price equal to 115% of the Stated Value plus all accrued and unpaid dividends thereon by providing the holder at least 10 days prior written notice, during which 10 day period the holder thereof shall have the right to convert such holder’s shares of Series B Preferred into shares of Common Stock. Upon the closing of any equity or equity-linked financing by the Company after the issuance date, the holder shall have the right, but not the obligation, to require the Company to redeem, out of the proceeds of such financing, up to 25% of the aggregate amount of net proceeds raised in the financing, outstanding shares of Series B Preferred at a per share price equal to the Stated Value plus all accrued and unpaid dividends thereon, provided that such right shall expire 5 days after the holder receives notice from the Company of the consumption of a financing.

Nasdaq Stockholder Approval Requirement; Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price. Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

As discussed above, the price at which the shares of Series B Preferred that we shall issue to 3i shall convert into shares of our Common Stock shall be equal to 90% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding the date of the conversion notice delivered by the holder. Additionally, the exercise price of the Series B Warrants shall be equal to the average closing price of our Common Stock during the prior five trading days preceding each Tranche Closing (subject to certain adjustments, including downward adjustment in the event that we issue Series B Warrants to 3i that have a lower exercise price in connection with a subsequent Tranche Closing). As a result of the formulas that will be used to determine the applicable Conversion Price for the shares of Series B Preferred and the exercise price of the Series B Warrants that we will issue pursuant to Series B Preferred Purchase Agreement, it is possible that we may issue shares of our Common Stock upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants at a price below the Minimum Price in the future. Accordingly, we are seeking stockholder approval of this Proposal 6 in order to permit us to issue shares of Common Stock in excess of the Series B Cap to 3i upon conversion of the shares of the Series B Preferred and exercise of the Series B Warrants at a price below the Minimum Price. As a result of the foregoing, and in order to comply with our obligations under the Series B Preferred Purchase Agreement and to allow us to fully utilize the Series B Preferred Purchase Agreement, we are seeking stockholder approval of the elimination of the Series B Cap, in accordance with Nasdaq Listing Rule 5635(d).

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Potential Effects of this Proposal

In the event that our stockholders approve this Proposal 6 at the Annual Meeting, the Series B Cap will be eliminated and, subject to certain beneficial ownership limitations and certain other conditions, 3i will have the right to convert the shares of Series B Preferred and exercise the Series B Warrants we issue to it pursuant to the Series B Preferred Purchase Agreement. Additionally, receipt of stockholder approval of this Proposal 6 at the Annual Meeting is necessary in order for us to complete the fifth and the final Tranche Closings pursuant to the Series B Preferred Purchase Agreement. This would allow us to access up to the full $8,400,000 of capital provided for pursuant to the Series B Preferred Purchase Agreement, excluding any additional proceeds that we would receive in the event that 3i exercises its Series B Warrants, on favorable terms. Access to such financing would provide much needed working capital for the purpose of growing our business and the development of our product candidates.

Because the number of shares of Common Stock that we may issue upon conversion of the shares of Series B Preferred and exercise of the Series B Warrants that we may issue to 3i pursuant to the Series B Preferred Purchase Agreement will be determined at the time of conversion of shares of the Series B Preferred and issuance of the Series B Warrants, respectively, based upon the VWAP and closing price of our Common Stock (as described in additional detail above), we cannot predict the number of shares of our Common Stock that may be issued upon conversion of the shares of Series B Preferred and/or exercise of the Series B Warrants we may issue to 3i pursuant to the Series B Preferred Purchase Agreement. The issuance of shares of Common Stock upon conversion of shares of the Series B Preferred and exercise of the Series B Warrants will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility.

We are not seeking the approval of stockholders to authorize entry into the Series B Amendment, as we have already done so, and such agreement is already binding on the Company.

Potential Consequences if this Proposal is Not Approved

In the event that our stockholders do not approve this Proposal 6 at the Annual Meeting, unless the Series B Preferred holder elects to waive the relevant conditions to closing, our access to capital pursuant to the Series B Preferred Purchase Agreement will be limited to the $4,900,000 we have received in connection with the Tranche Closings consummated to date and we will not be able to complete any of the other Tranche Closings. If we cannot complete any of the remaining Tranche Closings, we may need to raise additional capital through other sales of our equity securities, which may not be available if and when we need it, may be on terms less favorable to us and could result in significant dilution to our stockholders. The failure of our stockholders to approve this Proposal 6 could severely limit our ability to raise additional capital.

Additionally, in the event that our stockholders do not approve this Proposal 6 at the Annual Meeting, we will be required to convene and hold meetings of our stockholders every four months after the Annual Meeting until the requisite stockholder approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur additional costs and expenses in connection with holding these additional stockholder meetings, including legal costs and costs in connection with soliciting proxies, and would divert our management’s attention from the operation of our business, which could materially harm our business.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve this Proposal 6. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 6. This Proposal 6 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THOSE SHARES OF SERIES B PREFERRED AND EXERCISE OF THOSE SERIES B WARRANTS THAT WE MAY IN THE FUTURE ISSUE TO 3i PURSUANT TO THE SERIES B PREFERRED PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

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PROPOSAL 7

APPROVAL OF THE SALE AND ISSUANCE OF SHARES OF OUR COMMON STOCK TO TUMIM STONE CAPITAL, LLC PURSUANT TO THE EQUITY LINE OF CREDIT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

General

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the potential issuance of more than 19.99% of the number of shares of our Common Stock outstanding as of February 5, 2026 (the “ELOC Share Cap”) pursuant to the Common Stock Purchase Agreement (the “Purchase Agreement”) we entered into with Tumim Stone Capital, LLC, a Delaware limited liability company (“Tumim”), on February 6, 2026 (the “Equity Line of Credit”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, we have the right, but not the obligation, to sell to Tumim up to $50,000,000 (the “ELOC Value”) of shares of Common Stock from time to time over the 24-month term of the Equity Line of Credit (the “ELOC Offering”).

On February 5, 2026, immediately prior to execution of the Equity Line of Credit, there were 2,535,509 shares of our Common Stock issued and outstanding. Pursuant to Nasdaq Listing Rule 5635(d), we must obtain stockholder approval prior to the issuance of more than 506,848 shares of our Common Stock, equal to 19.99% of the number of shares of our Common Stock outstanding as of February 5, 2026, at a price per share below the Minimum Price (as defined under Nasdaq Listing Rule 5635(d)) pursuant to the Equity Line of Credit. As a result, unless and until such stockholder approval is obtained, we may not sell and issue more than an aggregate of 506,848 shares of Common Stock to Tumim pursuant to the Equity Line of Credit.

As of February 6, 2026, we have the ability to sell and issue an aggregate of 506,848 shares of Common Stock to Tumim pursuant to the Equity Line of Credit prior to receipt of stockholder approval of the elimination of the ELOC Share Cap.

Equity Line of Credit

On February 6, 2026, we entered into the Equity Line of Credit with Tumim, pursuant to which, subject to certain conditions precedent and other limitations, including stockholder approval of elimination of the ELOC Share Cap with respect to the sale and issuance of shares in excess of the ELOC Share Cap, we will have the right, but not the obligation, to sell to Tumim, and Tumim will have the obligation to purchase from us (the “Put”), up to the applicable Maximum Amount (as defined below) of shares of our Common Stock (the “Put Shares”), from time to time over the term of the Equity Line of Credit.

Unless earlier terminated, the Equity Line of Credit will remain in effect until the earliest of: (a) the first day of the calendar month immediately following the 24-month anniversary of the Effective Date (as defined in the Purchase Agreement); (b) the date on which Tumim has purchased an aggregate number of shares of Common Stock accounting to the ELOC Value; (c) the date on which the Common Stock shall have failed to be listed or quoted on the Nasdaq Capital Market or other nationally recognized securities exchange; and (d) the date on which the Company is subject to a bankruptcy pursuant to applicable bankruptcy laws (the “Commitment Period”). We have the right to terminate the Equity Line of Credit at any time, subject to limitations set forth in the Equity Line of Credit.

During the Commitment Period, we will have the right, but not the obligation, to direct Tumim to purchase the Put Shares by delivering written notice to Tumim (a “Put Notice”) on any trading day (the “Put Date”) to purchase a number of Put Shares pursuant to a formula set forth in the Equity Line of Credit. If we elect to use a one-day valuation period in the Put Notice (the “One-Day Valuation Period”), the purchase price for the Put Shares under the Equity Line of Credit will be equal to 97% of the volume-weighted average price (“VWAP”) of our Common Stock on any trading day during such One-Day Valuation Period, subject to adjustment as provided in the Equity Line of Credit, following receipt of the Put Shares by Tumim. If we elect to use a One-Day Valuation Period to determine the VWAP Purchase Price in the Put Notice, such Put Notice shall direct Tumim to purchase Put Shares in an amount not to exceed the lesser of (i) 15% of the daily trading volume of the Common Stock on the VWAP Purchase Exercise Date, or (ii) the quotient (rounded to the nearest whole number) obtained by dividing (x) $1,000,000 by (y) the VWAP on the VWAP Purchase Exercise Date (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period (the “One-Day Maximum Amount”).

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If we elect to use a three-day valuation period in the Put Notice (the “Three-Day Valuation Period”), the purchase price for the Put Shares under the Equity Line of Credit will be equal to 95% of the lowest daily VWAP of our Common Stock on any trading day during such Three-Day Valuation Period, subject to adjustment as provided in the Equity Line of Credit, following receipt of the Put Shares by Tumim. If we elect to use a Three-Day Valuation Period to determine the VWAP Purchase Price in the Put Notice, such Put Notice shall direct Tumim to purchase Put Shares in an amount not to exceed the lesser of (i) 40% of the daily trading volume of the Common Stock on the VWAP Purchase Exercise Date, or (ii) the quotient (rounded to the nearest whole number) obtained by dividing (x) $2,500,000 by (y) the VWAP on the VWAP Purchase Exercise Date (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period (together with the One-Day Maximum Amount, the “Maximum Amounts” and, each, a “Maximum Amount”).

In addition to the applicable Maximum Amount limitations, Tumim’s obligation to purchase Put Shares is subject to a 4.99% beneficial ownership blocker (which may be increased to 9.99% at the election of Tumim). On February 20, 2026, Tumim elected to increase the beneficial ownership limitation from 4.99% to 9.99% to be effective April 21, 2026. Additionally, pursuant to the Equity Line of Credit, we may not sell or issue to Tumim more than 506,848 shares of our Common Stock, representing 19.99% of the number of shares of our Common Stock issued and outstanding immediately prior to execution of the Equity Line of Credit (the ELOC Share Cap), unless and until we obtain stockholder approval to issue additional shares, in accordance with applicable Nasdaq rules.

Actual sales of shares of our Common Stock, if any, to Tumim under the Equity Line of Credit will depend on a variety of factors to be determined by us from time to time, including, among others, market conditions, the trading price of our Common Stock and determinations by us as to the appropriate sources of funding for the Company and our operations. The net proceeds to the Company from sales of our Common Stock to Tumim under the Equity Line of Credit, if any, will depend on the frequency and prices at which we sell shares to Tumim under the Equity Line of Credit.

As consideration for Tumim’s commitment to purchase shares of our Common Stock under the Equity Line of Credit, we issued Tumim 437,012 pre-funded warrants to purchase shares of Common Stock (collectively, the “Commitment Pre-Funded Warrants”) following the execution of the Equity Line of Credit.

In connection with the Equity Line of Credit, we entered into a registration rights agreement with Tumim, pursuant to which we agreed to register for resale under the Securities Act the shares of our Common Stock that may be issued to Tumim under the Equity Line of Credit, including shares underlying the Commitment Pre-Funded Warrants. We filed a registration statement on Form S-1 (File No. 333-295029), registering the offer and resale of the shares of Common Stock issuable under the Equity Line of Credit, which was declared effective by the SEC on April 15, 2026.

We do not know what the purchase price for our Common Stock will be, and therefore cannot be certain as to the number of shares of Common Stock that we might sell and issue to Tumim under the Equity Line of Credit if our stockholders approve this Proposal 7 at the Annual Meeting.

Nasdaq Stockholder Approval Requirement; Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price.

As discussed above, pursuant to the Equity Line of Credit, we have the right, but not the obligation to cause Tumim to purchase up to $50,000,000 of shares of our Common Stock; provided, however, that because the price at which we have a right to sell shares of Common Stock to Tumim pursuant to the Equity Line of Credit is less than the Minimum Price, unless and until we obtain stockholder approval to sell and issue a number of shares of Common Stock in excess of the ELOC Share Cap, the number of shares that we may be able to sell will be significantly less than $50,000,000. As a result of the foregoing, in order to provide us with the most flexibility to raise additional capital under the Equity Line of Credit, we are seeking stockholder approval of the elimination of the ELOC Share Cap, in accordance with Nasdaq Listing Rule 5635(d).

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Potential Effects of this Proposal

In the event that our stockholders approve this Proposal 7 at the Annual Meeting, the ELOC Share Cap will be eliminated and, subject to certain beneficial ownership limitations and certain other conditions, we will have the option to sell and issue the maximum number of shares of Common Stock issuable pursuant to the Equity Line of Credit (up to $50,000,000 shares of Common Stock) to Tumim, which would exceed 19.99% of our issued and outstanding shares of common stock as of the date we executed the Equity Line of Credit. This would allow the Company to access capital quickly and on favorable terms if and when needed in order to pursue its business growth and development of its product candidates.

We may, from time to time prior to receipt of stockholder approval, sell up to an aggregate of 506,848 shares of our Common Stock under the Equity Line of Credit, which is equal to 19.99% of the number of shares of our Common Stock outstanding as of February 5, 2026. Assuming our stockholders approve this Proposal 7 at the Annual Meeting, we may, at our election, sell and issue up to an aggregate of $50,000,000 shares of Common Stock to Tumim under the Equity Line of Credit. Because the share price to be paid by Tumim for each share of Common Stock at each closing shall be equal to 97% or 95%, as applicable, of the lowest VWAP of Common Stock on any trading day during the applicable pricing period, the number of shares of Common Stock that we may sell pursuant to the Equity Line of Credit will depend on the VWAP of our Common Stock as of each closing and we cannot predict the number of shares of Common Stock that we may issue pursuant to the Equity Line of Credit in the future, or the price at which we may issue such shares. However, the issuance of shares of Common Stock that we may sell to Tumim pursuant to the Equity Line of Credit could result in significant dilution to our holders of shares of our Common Stock.

Any shares of Common Stock that we sell and issue under the Equity Line of Credit will have the same rights and privileges as the shares of our currently outstanding Common Stock. The issuance of such shares will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility.

We are not seeking the approval of stockholders to authorize entry into the Equity Line of Credit, as we have already done so, and such agreement is already binding on the Company.

Potential Consequences if this Proposal is Not Approved

In the event that our stockholders do not approve this Proposal 7 at the Annual Meeting, we will be severely limited in the value of the shares of Common Stock that we can sell and issue under the Equity Line of Credit. If we cannot utilize the Equity Line of Credit, we may need to raise additional capital through other sales of our equity securities, which may not be available if and when we need it, may be on terms less favorable to us and could result in significant dilution to our stockholders. The failure of our stockholders to approve this Proposal 7 could severely limit our ability to raise additional capital.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve this Proposal 7. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 7. This Proposal 7 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE SALE AND ISSUANCE OF SHARES OF OUR COMMON STOCK TO TUMIM PURSUANT TO THE EQUITY LINE OF CREDIT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

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PROPOSAL 8

ADJOURNMENT OF THE ANNUAL MEETING

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on this proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, our stockholders may also be asked to vote on this proposal to approve the adjournment of the Annual Meeting, in full or in part, to permit further solicitation of proxies in favor of any of the proposals.

If this adjournment proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment proposal, the Annual Meeting may be adjourned, in full or in part, to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.

Our Board believes that, if the number of shares of our Common Stock voting in favor of any of the proposals at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, in full or in part, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve the adjournment of the Annual Meeting pursuant to this Proposal 8. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 8. We believe that this Proposal 8 will be treated as a non-routine matter on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADJOURNMENT OF THE ANNUAL MEETING PURSUANT TO THIS PROPOSAL 8, TO ANOTHER PLACE, DATE OR TIME, IF DEEMED NECESSARY OR APPROPRIATE

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BOARD MATTERS AND CORPORATE GOVERNANCE

Our Board

As discussed in Proposal 1, above, the Board has nominated Mr. Dean Zikria as our Class II director, to be elected to serve for a period of three years or until his successor is elected and qualified, subject to his earlier death, resignation or removal.

The below table and narrative disclosures include information about our current directors, including our Class I and Class III directors, which Class I and Class III directors are not up for election or re-election at this Annual Meeting.

Name	Age	Position
Michael K. Handley	55	Chief Executive Officer and Class III Director
Sheryle Bolton	79	Chairperson of the Board, Class III Director
Christina Valauri	70	Class I Director
Dean Zikria	58	Class II Director

To our knowledge, there are currently no legal proceedings, and during the past ten years there have been no legal proceedings, that we believe are required to be disclosed pursuant to Item 4.01(f) of Regulation S-K.

Michael K. Handley has served as our Chief Executive Officer and as a director since March 3, 2026; he also served as our Chief Operating Officer from February 2025 to March 2026. Mr. Handley brings over two decades of cross-functional experience in drug/device commercialization, regulatory/clinical affairs, operations, strategic transactions, market development and partnering/licensing. Previously, from July 2021 until February 2025, Mr. Handley served as President, Chief Executive Officer and Chairman of Statera Biopharma, Inc. From July 2019 to March 2020, he served as the Chief Executive Officer and a director of Immune Therapeutics. Prior to that, from 2012 to 2018, Mr. Handley served as the Chief Executive Officer and a director of Armis Biopharma, a development-stage healthcare company, where Mr. Handley was responsible for day-to-day operations, executing a profitable growth strategy, obtaining global product approvals, overseeing intellectual property strategy, product commercialization, business development and financing. Mr. Handley founded Vessix Vascular, Inc. in 2011 and served as its Vice President of Clinical, Quality and Regulatory until 2012, when it was acquired. Mr. Handley also served as the Global Head of Regulatory at Acclarent, Inc. from 2010 to 2011 until it was acquired. Prior to that, he served in senior executive roles at Spectranetics (Nasdaq: SPNC), a medical device company, and Accelapure Corporation, a biotechnology company. Prior to beginning his business career, Mr. Handley spent several years in various consulting and drug development roles at the public biotech companies Genentech, Inc. (Nasdaq: DNA), Amgen Inc. (Nasdaq: AMGN) and Gliatech Inc. (formerly Nasdaq: GLIA). Mr. Handley graduated cum laude from Colorado State University with Bachelor of Science degrees in molecular biology, physiology and minors in chemistry, and neurobiology in 1995. Mr. Handley attended The Graziadio Business School of Pepperdine University for his Executive Master of Business Administration degree.

Sheryle Bolton has served as a director on our Board since July 16, 2019, and as Chair of the Board since August 18, 2021. She is an experienced serial technology entrepreneur, public company chief executive officer, corporate executive, speaker, board member, and investor. Ms. Bolton has been a corporate executive in financial services, media, and health care and has served on the boards of private and public corporations, ranging from large groups of mutual funds to technology and finance companies, as well as non-profits, including an NGO, where she served as Chair of the audit committee, focused on financing small businesses in Asia and Sub-Saharan Africa and Berry College, a private college with an internationally known work-study program. Ms. Bolton worked in private equity investing as an investment banker at Merrill Lynch Capital Markets, as Director of Strategy at Home Box Office and in asset management at Rockefeller & Co. In her roles as Chief Executive Officer, she raised significant funding for several start-ups from angels, venture capital, and the public and institutional markets. She previously served as Chief Executive Officer of Scientific Learning Corporation, a health care and educational technology company, where she led the company from pre-product to IPO with venture funding from Warburg Pincus. She also served as Chief Executive Officer and Chair of the public company after completion of their IPO. She has served as a board member for more than forty Scudder-Kemper mutual funds. From 2015 to 2021, Ms. Bolton was an adjunct Professor of Practice at Hult International Business School, where she taught entrepreneurship and finance courses in graduate and undergraduate programs. She has also been an invited speaker on business and entrepreneurship in the U.S., Asia, the Pacific Rim, Latin America, and Europe. Harvard Business School recognized Ms. Bolton as one of its most influential female graduates in Silicon Valley and the San Francisco Bay Area. She was a recipient of the first Springboard All-Women’s IPO Class award, formerly served as Chair of Watermark, the largest organization in Silicon Valley for female executives and entrepreneurs, and is a recipient of the “A Woman Who Made Her Mark” award, among many other honors and recognition. Ms. Bolton started her career as a Peace Corps Volunteer in Africa. She holds a Bachelor of Arts. and a Master of Arts in Linguistics from the University of Georgia and a Master of Business Administration from Harvard Business School.

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Christina Valauri has served as a director on our Board since July 1, 2024, prior to which she served as a strategic advisor to the Company starting in April 2023, and brings over 30 years of experience as a seasoned capital markets professional with extensive analytical and management experience. Ms. Valauri has a proven track record as a senior healthcare analyst, U.S. and Global Head of Equity Research, senior broker-dealer manager, strategic business consultant, and board director and advisor. As a managing director and senior manager within capital markets, she has successfully developed and executed transformational business strategies in the U.S. and internationally to drive growth, and provided enhanced operating performance and comprehensive regulatory and supervisory oversight. She has held leadership roles at U.S. and international firms, including as the Global Director of Research at Cantor Fitzgerald, and senior research management roles at Credit Lyonnais, ING and Natixis. Ms. Valauri’s career in equity securities research expands the Board’s deep expertise in pharmaceutical, biotech, and med-tech industries. She has extensive experience identifying and analyzing the commercial potential of breakthrough innovations, as well as mentoring and advising C-suite teams of private and public early-stage healthcare companies through product development, regulatory, go-to-market strategies, potential mergers and acquisitions, and IPOs.

Ms. Valauri has held the position of Entrepreneur in Residence at Weill Cornell Medicine BioVenture eLab and serves as a guest lecturer in the Accelerating BioVenture Innovation (ABI) course which educates scientists and clinicians on transforming scientific discoveries into useful commercial medical technologies. She is currently a BioVenture eLab mentor where she applies her skills and experience in life sciences and business and supports and facilitates the organization’s mission to foster an entrepreneurial ecosystem related to the innovations of researchers and clinicians. Ms. Valauri is the founder and CEO of Sagestone Advisory, LLC, and where she advises growing and pre-revenue companies on formulating and executing growth strategies. She has been recognized by The Wall Street Journal’s “Best on the Street” All-Star Analyst Survey and has received the Award for Excellence in Medical Education Public Affairs Association of American Medical Colleges NYU. Ms. Valauri holds a Bachelor of Arts in Biology from Reed College, an Executive Master of Business Administration from Cornell University Johnson School of Management and holds the National Association of Corporate Directors Directorship Certification (NACD.dc) and Competent Boards Sustainability & ESG Designation (GCB.D).

Dean Zikria – See biographical information set forth above under “Proposal 1 – Election of Class II Director.”

Board and Stockholder Meetings and Attendance

Our Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election and the recommendations of our Nominations and Corporate Governance Committee, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

During the year ended December 31, 2025, there were seven formal Board meetings, various informal meetings and various actions were approved by unanimous written consent. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. We encourage, but do not require, our directors to attend our annual meetings of stockholders. All four of the Company’s then-serving directors attended our 2025 annual meeting of stockholders.

Composition of our Board

Our business and affairs are managed under the direction of our Board. The number of directors is fixed by our Board, subject to the terms of our Charter and Bylaws, which include a requirement that the number of directors be fixed exclusively by a resolution adopted by directors constituting a majority of the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. The size of our Board is currently fixed at five directors, with one vacancy.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Nominations and Corporate Governance Committee and the full Board focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

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Director Independence

The Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent, or, if a listed company has no nominations committee, that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the board’s independent directors. The Nasdaq rules further require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees, and that neither the director nor any of his or her family members have engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

After reviewing the independence of our directors, our Board has affirmatively determined that each of Dean Zikria, Sheryle Bolton, and Christina Valauri qualify as an independent director, as defined under the applicable corporate governance standards of Nasdaq. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Committees of the Board

Our Board has three standing committees, the Audit and Risk Committee, the Compensation Committee, and the Nominations and Corporate Governance Committee, to assist it with the performance of its responsibilities. The Board designates the members of these committees and the committee chairs based on the recommendation of the Nominations and Corporate Governance Committee. The Board has adopted written charters for each of these committees, all of which can be found on our corporate website at https://valionbio.com/investors/. The chair of each committee develops the agenda for that committee and determines the frequency and length of committee meetings.

Audit and Risk Committee

Our Board has established an Audit and Risk Committee, which consists of three independent directors, Dean Zikria, Sheryle Bolton and Christina Valauri, with Sheryle Bolton serving as the Chairperson. The Board has determined that each member of the Audit and Risk Committee meets the independence requirements of Rule 10A-3 of the Exchange Act, and the applicable rules of Nasdaq, and has sufficient knowledge in financial and auditing matters to serve on the Audit and Risk Committee. The committee’s primary duties include:

•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

•	reviewing and discussing with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

•	reviewing our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;

•	overseeing the audit and other services of our independent registered public accounting firm and being directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit and Risk Committee;

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•	providing an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•	reviewing any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	preparing the Audit and Risk Committee report for inclusion in our proxy statement for our annual stockholder meetings;

•	establishing procedures for complaints received regarding our accounting, internal accounting control and auditing matters;

•	overseeing the Company’s enterprise risk management process; and

•	approving all audit and permissible non-audit services conducted by our independent registered public accounting firm.

The Board has determined that Sheryle Bolton is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Commission pursuant to the Sarbanes-Oxley Act. The Board has further determined that each of the members of the Audit and Risk Committee is financially literate and that at least one member of the committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

During the year ended December 31, 2025, our Audit and Risk Committee held four formal meetings and various informal meetings and various actions were approved by unanimous written consent.

Compensation Committee

Our Board has established a Compensation Committee, which consists of three independent directors (as defined under the general independence standards of Nasdaq and our Corporate Governance Guidelines): Dean Zikria, Sheryle Bolton and Christina Valauri are each a “non-employee director” (within the meaning of Rule 16b-3 of the Exchange Act). Sheryle Bolton serves as Chairperson of the Compensation Committee. The committee’s primary duties include:

•	reviewing all overall compensation policies and practices;

•	administering the Company’s compensation recovery policy;

•	approving corporate goals and objectives relevant to executive officer compensation and evaluating executive officer performance in light of those goals and objectives;

•	determining and approving executive officer compensation, including base salary and incentive awards;

•	reviewing and approving, or making recommendations to the Board regarding, compensation plans;

•	administering our equity incentive plan, subject to Board approval; and

•	reviewing succession planning for key executives.

Our Compensation Committee determines and approves elements of executive officer compensation, except that compensation of our Chief Executive Officer and Chief Financial Officer will be subject to review and approval by the Board. It also provides recommendations to the Board with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, other than to a subcommittee.

During the year ended December 31, 2025, our Compensation Committee held five formal meetings and various informal meetings and various actions were approved by unanimous written consent.

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Nominations and Corporate Governance Committee

Our Board has also established a Nominations and Corporate Governance Committee, which consists of Dean Zikria, Sheryle Bolton and Christina Valauri, with Christina Valauri serving as Chairperson. The committee’s primary duties include:

•	recruiting new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•	reviewing the size and composition of our Board and committees;

•	overseeing the evaluation of the Board;

•	recommending actions to increase the Board’s effectiveness; and

•	developing, recommending and overseeing our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

During the year ended December 31, 2025, our Nominations and Corporate Governance Committee held four formal meetings and various informal meetings and various actions were approved by unanimous written consent.

Report of the Audit and Risk Committee of the Board of Directors

The Audit and Risk Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit and Risk Committee reviewed the audited financial statements in the Company’s Annual Report with management, including engaging in a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The Audit and Risk Committee reviewed with RRBB, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit and Risk Committee under the applicable requirements of the Public Company Accounting Oversight Board and the Commission. In addition, the Audit and Risk Committee has discussed with RRBB its independence from management and the Company, has received from RRBB the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding RRBB’s communications with the Audit and Risk Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit and Risk Committee met with RRBB to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. RRBB, as the Company’s independent registered public accounting firm, also periodically updates the Audit and Risk Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit and Risk Committee’s meetings with RRBB were held with and without management present. The Audit and Risk Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit and Risk Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit and Risk Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2025. The Audit and Risk Committee and the Board also have recommended that the ratification of the appointment of RRBB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be submitted as a proposal at the Annual Meeting.

The Audit and Risk Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit and Risk Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board amendments to the charter as it may deem necessary or appropriate.

Respectfully submitted,

The Audit and Risk Committee of the Board of Directors

Sheryle Bolton (Chairperson)

Dean Zikria

Christina Valauri

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Board Diversity

Our Nominations and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominations and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	Personal and professional integrity, ethics and values;

•	Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	Experience as a board member or executive officer of another publicly-held company;

•	Diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members;

•	Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience;

•	Experience relevant to our business industry and with relevant social policy concerns; and

•	Relevant academic expertise or other proficiency in an area of our business operations.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. Although we do not have a formal diversity policy in place, our Board values diversity and supports having directors of diverse gender, race, and ethnicity, along with varied skills and experiences.

Board Leadership Structure

Our Board currently consists of four directors. The positions of Chairperson of the Board and Chief Executive Officer are currently separated. Our Board does not have a policy regarding the separation of the roles of Chairperson of the Board and Chief Executive Officer, as our Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. We believe that the current structure is appropriate at this time in that it enables Mr. Handley to focus on his role as Chief Executive Officer of the Company, while enabling Ms. Bolton, Chairperson of the Board, to continue to provide leadership on policy at the Board level. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time for the size and scope of operations of a company of our size. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate to ensure the interests of the Company and our stockholders are best served.

Board’s Role in Risk Management

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Our Board, together with our Audit and Risk Committee, administers risk management oversight. Additionally, the standing committees of the Board address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

Our Audit and Risk Committee reviews information regarding liquidity and operations and oversees our management of financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit and Risk Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Periodically, the Audit and Risk Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit and Risk Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs have the potential to encourage excessive risk-taking. The Nominations and Corporate Governance Committee reviews compliance with external and internal policies, procedures, and practices consistent with our Charter and Bylaws.

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While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Stockholder Communications with the Board

Stockholders seeking to communicate with members of the Board should submit their written comments to Valion Bio, Inc., 1305 E. Houston Street, Building 1, Suite 311, San Antonio, Texas 78205, Attn: Secretary. Our Secretary will forward such communications to each member of the Board; provided that, if in the opinion of our Secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our Code of Business Conduct and Ethics is available on the investor relations section of our corporate website at https://valionbio.com/investors/. We will also provide a copy, free of charge, to any stockholder upon written request to Valion Bio, Inc., 1305 E. Houston Street, Building 1, Suite 311, San Antonio, Texas 78205. We intend to disclose any amendments to the code, or any waivers of its requirements, on our corporate website or in a Current Report on Form 8-K.

Insider Trading Policy

The Company has adopted the Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of its securities by its directors, officers and employees that it believes is reasonably designed to promote compliance with insider trading laws, rules and regulations applicable to the Company. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to the Annual Report on Form 10-K for the year ended December 31, 2023.

Anti-Hedging Policy

Our Insider Trading Policy prohibits our directors, officers and employees, and any entities they control, from engaging in transactions in publicly traded options related to the Company’s equity securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Family Relationships

There are no family relationships between or among our directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

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DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on our Board for the year ended December 31, 2025.

Name	Fees earned or paid in cash (1)	Stock awards	Option awards(2)(3)	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total Compensation
Sheryle Bolton	$81,000	$–	$36,000	$–	$–	$–	$117,000
Dean Zikria	$37,500	$–	$21,600	$–	$–	$–	$59,100
Christina Valauri	$45,000	$–	$21,600	$–	$–	$–	$66,600

(1)	These amounts reflect the cash payments that we made as compensation for Board services during fiscal year 2025.
(2)

These amounts represent the grant date fair value of stock options granted in fiscal 2025 computed in accordance with FASB ASC Topic 718. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations.

(3)	As of December 31, 2025, the number of shares subject to all outstanding option awards and stock awards held by our non-employee directors were as follows:

Director	Number of Shares Subject to Option Awards	Number of Shares Subject to Stock Awards
Sheryle Bolton	13,614	–
Dean Zikria	8,437	–
Christina Valauri	8,398	–

On December 16, 2021, our Board, upon recommendation of the Compensation Committee, approved an annual compensation plan for our Board (the “Board Compensation Plan”). Effective July 1, 2025, our Board, upon recommendation of the Compensation Committee, approved an increase to the Board Compensation Plan, which plan is still in effect. In accordance with the Board Compensation Plan, directors of the Company will be entitled to receive the following annual compensation, which amounts will be paid in equal quarterly installments in accordance with our policies:

•	Annual Retainer for all Directors: $40,000
•	Chairperson of the Board: $25,000
•	Chairperson of the Audit and Risk Committee: $15,000
•	Chairperson of the Compensation Committee: $10,000
•	Chairperson of the Nominating and Governance Committee: $9,000

To the extent that an individual serves as a director, committee member or committee chair for a portion of the year, they shall be entitled to a pro rata portion of the compensation set forth above for the portion of the year that they serve in such role.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth the names, ages, and positions of our executive officers. There are no arrangements or understandings between any executive officer and any other person pursuant to which any executive officer was selected to serve in such role.

Name	Age	Position
Jennifer Ernst	57	Former Chief Executive Officer and Director
Lisa Wolf	63	Chief Financial Officer
Michael K. Handley	55	Chief Executive Officer and Director (Former Chief Operating Officer)

Jennifer Ernst was a co-founder and previously served as our Chief Executive Officer and as a director from September 2016 until her departure in March 2026; she also served as our Chief Financial Officer from September 2016 to July 2021. Previously, Ms. Ernst served as the Chief Executive Officer of the U.S. subsidiary of Thin Film Electronics ASA from April 2011 to December 2015. Ms. Ernst also served as the Chief Strategy Officer of Thin Film Electronics ASA from January 2014 to December 2015, where she established and guided the strategic planning process across all business functions and four separate product lines. Ms. Ernst also worked for Xerox PARC for over 20 years, where she held multiple go-to-market roles, including as the Director of Business Development. Ms. Ernst previously served as a director of FlexTech Alliance, the U.S. national consortium for flexible and printed electronics, for four years, including one year as the Chair. Ms. Ernst earned her Master of Business Administration degree from Santa Clara University.

Lisa Wolf currently serves as our Chief Financial Officer, a role she has held since July 3, 2025, prior to which she served as interim Chief Financial Officer from October 2024 until July 2025. Ms. Wolf brings over 30 years of experience in public accounting and private industry, including for both public and private companies spanning multiple industries. Ms. Wolf has played a key role in supporting the Company’s accounting and SEC reporting functions on an out-sourced basis since June 2022, when she joined Murdock Martell as Vice President. Murdock Martell is a consulting and recruiting firm offering cutting-edge finance, accounting and human relations solutions focused primarily on life science and technology sectors. Prior to joining Murdock Martell, Ms. Wolf spent eight years at Resonant, Inc. (Nasdaq: RESN), a micro-cap public technology company that was acquired by Murata Electronics North America, Inc. in March 2022, initially serving as Vice President of Finance and then Chief Accounting Officer of Resonant, Inc. Ms. Wolf holds a B.S. in Business Administration from California State University, Northridge and earned her CPA while working at Arthur Andersen.

Michael Handley – See biographical information set forth above under “Board Matters and Corporate Governance – Our Board”.

Overview

This section discusses the material components of the executive compensation program for our named executive officers who are named in the “Summary Compensation Table,” below. For the fiscal year ending December 31, 2025, our “named executive officers” and their positions were as follows:

•	Jennifer Ernst, our former Chief Executive Officer;
•	Michael K. Handley, our Chief Executive Officer and former Chief Operating Officer; and
•	Lisa Wolf, our Chief Financial Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

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Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2025 and December 31, 2024, the dollar value of all cash and non-cash compensation earned by our named executive officers, as set forth above.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Totals ($)
Jennifer Ernst,	2025		300,000	–	68,750	255,850	28,016	396,767
Former Chief Executive Officer and Director	2024		275,000	–	113,000	36,160	42,456	430,456
Michael Handley,	2025		261,250	–	305,655	135,450	23,789	590,694
Chief Executive Officer and Director; Former Chief Operating Officer	2024		–	–	–	–	–	–
Lisa Wolf,	2025	(4)	116,364	–	–	240,800	217,614	333,977
Chief Financial Officer	2024	(4)	–	–	5,650	–	59,469	65,119

(1)	Amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of restricted stock awards and restricted stock units issued in fiscal 2025 and 2024. These amounts represent the grant date fair value of stock awards granted in fiscal 2025 and 2024 computed in accordance with FASB ASC Topic 718. See Note 15 to our financial statements included in Report regarding assumptions underlying the valuation of equity awards.

(2)

Amounts shown in the “Option Awards” column represent the aggregate grant date fair value of stock options issued in fiscal 2025 and 2024. These amounts represent the grant date fair value of stock options granted in fiscal 2025 and 2024 computed in accordance with FASB ASC Topic 718. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. See Note 15 to our financial statements included in Report regarding assumptions underlying the valuation of equity awards.

(3)	Includes the cost of health insurance coverage and benefits paid by the Company that is not reimbursed.
(4)	Lisa Wolf provided services as a contractor for the period October 2024 until July 2025. Payments made pursuant to the contractor agreement are included in all other compensation.

Narrative to the summary compensation table

Employment Agreements / Arrangements

As of the year ended December 31, 2025, we had executive employment agreements in place with Jennifer Ernst, our former Chief Executive Officer, Michael Handley, our Chief Executive Officer (and former Chief Operating Officer) and Lisa Wolf, our Chief Financial Officer. A summary of the terms of such agreements is set forth below. A summary of the material terms of such agreements is set forth below.

Currently, the annual compensation of each of our executive officers is determined by the Board. The named executive officers are also entitled to participate in the Company’s benefit plans, which benefits are generally available to all full-time employees.

Executive Employment Agreement with Jennifer Ernst

On October 8, 2025, the Company entered into an executive employment agreement (the “Ernst Employment Agreement”) with Jennifer Ernst, the Company’s former Chief Executive Officer, which replaced and superseded that executive offer letter previously entered into by and between the Company and Ms. Ernst on July 31, 2021.

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Pursuant to the Ernst Employment Agreement, Ms. Ernst (i) was entitled to receive a base salary of $325,000 per annum (subject to review and adjustment in accordance with the Company’s normal performance review practices); (ii) was eligible to receive, at the sole discretion of the Board an annual end-of-year incentive bonus in an amount up to 50% of her base salary; and (iii) was eligible to receive annual focal grants, as determined by the Board or the Compensation Committee of the Board, pursuant to the A&R 2021 Equity Incentive Plan.

Effective March 2, 2026, Jennifer Ernst resigned from her positions as Chief Executive Officer and, effective March 5, 2026, as a member of the Board. On March 3, 2026, the Company and Ms. Ernst entered into a Separation Agreement (the “Separation Agreement”). Ms. Ernst’s resignation was not the result of any dispute or disagreement with the Company or management on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Separation Agreement and consistent with Ms. Ernst’s Executive Employment Agreement, dated October 8, 2025, Ms. Ernst will receive: (i) an aggregate cash payment of $325,000 over a 12-month period (the “Severance Period”), (ii) continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) for the duration of the Severance Period, (iii) continued vesting of all outstanding unvested equity awards held by Ms. Ernst as of the Effective Date for the duration of the Severance Period, and (iv) $50,000 in restricted common stock of the Company, subject to shareholder approval.

Executive Employment Agreement with Michael K. Handley

On February 12, 2025, in connection with his appointment as Chief Operating Officer of the Company and President of the Company’s Biopharma division, the Company and Mr. Handley entered into an executive employment agreement (the “Handley Employment Agreement”), pursuant to which Mr. Handley (i) is entitled to receive a base salary of $300,000 per annum (subject to review and adjustment in accordance with the Company’s normal performance review practices); (ii) will be eligible to receive, at the sole discretion of the Board, an annual end-of-year incentive bonus in an amount up to 35% of his base salary, commencing the year following the start of his employment; and (iii) may be eligible to receive annual focal grants, as determined by the Board or the Compensation Committee of the Board, pursuant to the 2021 Plan.

In addition to the foregoing compensation, as an inducement material to his entering into employment with the Company, effective as of February 18, 2025, Mr. Handley was granted 600,000 restricted stock units (the “Inducement Grant”), 25% of which shall vest upon the first anniversary of the grant date and the remaining 75% of which will vest in equal quarterly installments over the three years thereafter. The Inducement Grant was granted outside of the 2021 Plan in reliance on the employment inducement exemption provided under the Nasdaq Listing Rule 5635(c)(4). Although the Inducement Grant was granted outside of the 2021 Plan, except as otherwise set forth in the grant notice and grant agreement, the terms, conditions, and definitions set forth in 2021 Plan will apply to the Inducement Grant as though it had been granted under the 2021 Plan.

Pursuant to the Handley Employment Agreement, Mr. Handley’s employment is “at will,” meaning that either he or the Company are entitled to terminate Mr. Handley’s employment at any time and for any reason, with or without cause. In the event that his employment with the Company is terminated for any reason before December 31 of any given year, he will not be entitled to receive an annual end-of-year bonus. In the event that (i) Mr. Handley elects to terminate his employment with the Company other than for good reason, (ii) the Company terminates his employment for cause, or (iii) his employment is terminated as a result of his death or disability, then Mr. Handley will not be entitled to receive any separation benefits. In the event that Mr. Handley terminates his employment for good reason or the Company terminates his employment without cause, provided that his employment with the Company continues for at least six months after execution of the Handley Employment Agreement, then Mr. Handley shall be entitled to receive payment equal to his base salary for a period of six months after termination, payable in accordance with the Company’s standard payroll procedures, and the Company shall pay his COBRA coverage for a period of six months after termination.

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Executive Employment Agreement with Lisa Wolf

On July 3, 2025, the Board appointed Ms. Wolf to serve as the Company’s permanent Chief Financial Officer, effective July 7, 2025. She had been serving as the Company’s Interim Chief Financial Officer as a non-employee consultant since October 2024, prior to which she played a key role in supporting the Company’s accounting and SEC reporting functions on an out-sourced basis since June 2022. In connection with her appointment as permanent Chief Financial Officer of the Company, Ms. Wolf became an employee of the Company and no longer continued to serve as a consultant.

In connection with Ms. Wolf’s appointment as permanent Chief Financial Officer, on July 4, 2025, the Company and Ms. Wolf entered into an executive employment agreement (the “Wolf Employment Agreement”), effective July 7, 2025. Pursuant to the Wolf Employment Agreement, Ms. Wolf (i) is entitled to receive a base salary of $240,000 per annum (subject to review and adjustment in accordance with the Company’s normal performance review practices); (ii) will be eligible to receive, at the sole discretion of the Board, an annual end-of-year incentive bonus in an amount up to 35% of her base salary; and (iii) may be eligible to receive annual focal grants, as determined by the Board or the Compensation Committee of the Board, pursuant to the 2021 Plan. Effective January 1, 2026, the Board resolved to increase Ms. Wolf’s base salary to $320,000 per annum.

Pursuant to the Wolf Employment Agreement, Ms. Wolf’s employment is “at will,” meaning that either she or the Company are entitled to terminate Ms. Wolf’s employment at any time and for any reason, with or without cause. In the event that her employment with the Company is terminated for any reason before December 31 of any given year, she will not be entitled to receive an annual end-of-year incentive bonus. In the event that (i) Ms. Wolf elects to terminate her employment with the Company other than for good reason, (ii) the Company terminates her employment for cause, or (iii) her employment is terminated as a result of her death or disability, then Ms. Wolf will not be entitled to receive any separation benefits. In the event that Ms. Wolf terminates her employment for good reason or the Company terminates her employment without cause, then she shall be entitled to receive severance in an amount equal to 1/12 of her base salary for a period of six months after termination, payable in accordance with the Company’s standard payroll procedures, and the Company shall pay her COBRA coverage for a period of six months after termination.

Compensation Recovery Policy

In November 2023, we adopted a compensation recovery policy (the “Compensation Recovery Policy”) that is designed to comply with, and will be interpreted in a manner consistent with, Section 10D and Rule 10D-1 of the Exchange Act and the applicable rules of the Nasdaq Stock Market, including any interpretive guidance provided by Nasdaq. Under our Compensation Recovery Policy, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of such Compensation Recovery Policy. Furthermore, under the Compensation Recovery Policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss.

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Outstanding Equity Awards at Fiscal Year-End 2025

The following table provides information regarding the outstanding equity awards held by our named executive officers as of December 31, 2025. See “Equity Incentive Plan Information,” below, for additional information regarding our equity incentive plans.

	Outstanding Equity Awards at Fiscal Year-End
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jennifer Ernst	34	–		–	224.40	4/1/2028	–		–
	114	4	(1)	–	3,111.00	2/4/2027	–		–
	54	20	(2)	–	221.00	5/8/2033	–		–
	1,653	230	(3)	–	22.78	3/12/2034	–		–
	–	85,000	(4)	–	3.32	8/6/2035	–		–
	–	–		–	–	–	14,706	(5)	21,324
	–	–		–	–	–	–		–
Michael K. Handley	–	45,000	(4)	–	3.32	8/6/2035
	–	–		–	–	–	35,295	(6)	51,178
Lisa Wolf	–	80,000	(4)	–	3.32	8/6/2035	–		–
	–	–		–	–	–	735	(5)	1,066

(1)	The options vest as follows: (i) 25% on February 4, 2023, and (ii) the remaining 75% in equal installments over the next 36 months.
(2)	The options vest as follows: (i) 25% on May 8, 2024, and (ii) the remaining 75% in equal installments over the next 36 months.
(3)	The options vest as follows: (i) 50% on March 12, 2025, and (ii) the remaining 50% in equal monthly installments over the next 12 months.
(4)	The options vest as follows: (i) 25% on August 6, 2026, and (ii) the remaining 75% in equal monthly installments over the next 36 months.
(5)	The restricted stock units vest as follows: (i) 50% on December 18, 2025, and (ii) the remaining 50% in a series of eight successive equal quarterly installments.
(6)	The restricted stock units vest as follows: (i) 25% on February 18, 2026, and (ii) the remaining 75% in a series of 12 successive equal quarterly installments.

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2017 Equity Incentive Plan

The Board adopted the 2017 Plan on April 13, 2017. The principal purpose of the 2017 Plan was to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. The material terms of the 2017 Plan are summarized below. In August 2021, the Board adopted, and our stockholders approved, the 2021 Plan, which became effective upon the completion of our IPO. Upon the effectiveness of the 2021 Plan, it replaced the 2017 Plan, except with respect to awards outstanding under the 2017 Plan, and no further awards are available for grant under the 2017 Plan.

Share reserve. Under the 2017 Plan, 578 shares of our common stock were reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options, restricted stock awards, and other stock-based awards. With respect to the share reserve under the 2017 Plan:

•

to the extent that an award terminated, expired or lapsed for any reason or an award was settled in cash without the delivery of shares prior to the effectiveness of the 2021 Plan, any shares subject to the award at such time would have been available for future grants under the 2017 Plan; and

•

prior to the effectiveness of the 2021 Plan, to the extent that shares of our common stock were repurchased by us prior to vesting so that shares were returned to us, such shares would have been available for future grants under the 2017 Plan.

As noted above, upon the effectiveness of the 2021 Plan, it replaced the 2017 Plan, except with respect to awards outstanding under the 2017 Plan, and no further awards are available for grant under the 2017 Plan.

Administration. Following completion of our IPO, the Compensation Committee of the Board began administering the 2017 Plan. Prior to that, the 2017 Plan was administered by the Board.

Subject to the terms and conditions of the 2017 Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2017 Plan. The administrator is also authorized to adopt, amend or rescind rules relating to administration of the 2017 Plan. The Board may at any time remove the Compensation Committee as the administrator and revest in itself the authority to administer the 2017 Plan.

Eligibility. Options, restricted stock and all other stock-based and cash-based awards under the 2017 Plan may be granted to individuals who are then our officers, employees or consultants or are the officers, employees or consultants of certain of our subsidiaries. Such awards also may be granted to our directors. Only employees of our company may be granted incentive stock options (“ISOs”).

Awards. The 2017 Plan provides that the administrator may grant or issue stock options, restricted stock, other stock- or cash-based awards and dividend equivalents, or any combination thereof; provided, however, that as noted above, no additional awards may be issued under the 2017 Plan. Each award will be set forth in a separate agreement with the person receiving the award, which will indicate the type, terms and conditions of the award.

•

Incentive stock options. ISOs will be designed in a manner intended to comply with the provisions of Section 422 of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2017 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

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•

Non-statutory stock options. Non-statutory Stock Options, or NSOs, will provide for the right to purchase shares of our common stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/ or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed ten years.

•

Restricted stock. Restricted stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, extraordinary dividends will generally be placed in escrow, and will not be released until restrictions are removed or expire.

•

Other stock-based awards. Other stock-based awards are awards of fully vested shares of our common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our common stock.

Other stock-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other stock-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.

Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals.

Change in control. In the event of a change in control, to the extent that an award (i) is vested, (ii) the terms of an award provide for acceleration of vesting upon a change in control, or (iii) the administrator elects to accelerate the vesting of the award in connection with the change in control, the plan administrator may elect to provide for the purchase or exchange of an award for cash or other property in an amount equal to the difference between (x) the value of cash or other property the optionee would receive in connection with such change in control if the optionee exercised the award, and (y) the aggregate exercise price of the vested portion of the award. If the award is not purchased or exchanged as provided above, then the award will be terminated and cease to be exercisable unless the award is expressly assumed or substituted by the acquirer.

Adjustments of awards. In the event of any stock dividend or other distribution, stock split, reverse stock split, reorganization, combinations or exchange of share, merger, consolidation, split-up, spin off, recapitalization, repurchase or any other corporate event affecting the number of outstanding shares of our common stock or the share price of our common stock that would require adjustments to the 2017 Plan or any awards under the 2017 Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator will make appropriate, proportionate adjustments to: (i) the aggregate number and type of shares subject to the 2017 Plan; (ii) the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards); and (iii) the grant or exercise price per share of any outstanding awards under the 2017 Plan. In connection with the 1-for-4 reverse stock split of our issued and outstanding shares of common stock that was effected on August 31, 2021, the terms of certain awards granted under our 2017 Plan were equitably adjusted in accordance with the provisions thereof.

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Amendment and termination. The administrator may terminate, amend or modify the 2017 Plan at any time and from time to time. However, we must generally obtain stockholder approval to amend or modify the 2017 Plan to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

No ISOs may be granted pursuant to the 2017 Plan after the tenth anniversary of the effective date of the 2017 Plan. Any award that is outstanding on the termination date of the 2017 Plan will remain in force according to the terms of the 2017 Plan and the applicable award agreement.

Amended and Restated 2021 Equity Incentive Plan

See the summary of the material terms of the 2021 Plan set forth above under “Proposal 2— Approval of Amendment to the Amended and Restated 2021 Equity Incentive Plan.”

Equity Award Grant Timing

We do not have a written policy in place regarding the timing of the grant and issuance of stock options in relation to the release of material non-public information. Historically, we have typically granted stock option awards shortly after the completion of our annual meeting of shareholders, and as may otherwise be deemed appropriate by our Board or compensation committee from time to time based on the facts and circumstances, as applicable. We have not intentionally timed the grant of stock options in anticipation of the release of material nonpublic information, nor have we intentionally timed the release of material nonpublic information based on stock option grant dates.

During fiscal year 2025, we did not grant stock options (or similar awards) to any of our named executive officers during the period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

Equity Incentive Plan Information

The following table provides information as of December 31, 2025, regarding our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	353,925	$8.91	101,105
Equity compensation plans not approved by security holders (2)	89,295	$2.33	–
Total	443,220	$8.00	101,105

(1)	Represents outstanding stock options granted to our current or former employees, directors and consultants pursuant to the 2017 Plan and 2021 Plan.
(2)	Represents outstanding 35,295 restricted stock units granted to Michael Handley and 54,000 stock options granted to certain Velocity Bioworks employees, all of which were granted outside of the 2017 Plan and 2021 Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our outstanding Common Stock as of March 17, 2026 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act, and (iii) all of our current directors and executive officers as a group. As of March 17, 2026, there are no persons known to us to beneficially own more than 5% of each class of our outstanding Common Stock. As of March 17, 2026, there were 2,877,926 shares of our Common Stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Common Stock outstanding on that date and all shares of our Common Stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse. The Company does not know of any arrangements the operation of which may at a subsequent date result in a change of control of the Company.

Beneficial owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Jennifer Ernst (2)	34,786	1.2%
Sheryle Bolton (3)	7,361	*
Dean Zikria (4)	6,559	*
Christina Valauri (5)	6,523	*
Lisa Wolf (6)	434	*
Michael K. Handley (7)	8,824	*
All directors and executive officers as a group (6 persons)	64,487	2.2%

*	Less than 1%
(1)	Unless otherwise indicated in the footnotes to the table, the address for each beneficial owner listed is c/o Valion Bio, Inc., 1305 E. Houston Street, Building 1, Suite 311, San Antonio, Texas 78205.
(2)

Includes 32,691 shares of common stock held by Ms. Ernst, and options to purchase 2,095 of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of March 17, 2026).

(3)	Includes options to purchase 7,361 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of March 17, 2026).
(4)	Includes options to purchase 6,559 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of March 17, 2026).
(5)	Includes options to purchase 6,523 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of March 17, 2026).
(6)	Includes 434 shares of common stock held by Ms. Wolf.
(7)	Includes 8,824 shares of common stock held by Mr. Handley.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2025 and written representations that no other reports were required, there were no late Section 16 filings during the year ended December 31, 2025.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

There have not been any transactions or any series of similar transactions, since January 1, 2024, nor are we aware of any such pending transactions, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120 thousand or one percent of the average of our total assets for the last two fiscal years; and
•

any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements with directors and executive officers, which are described where required under the sections above entitled “Executive Compensation” and “Director Compensation.”

Policies and Procedures Regarding Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120 thousand and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit and Risk Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The related person transactions disclosed in this Proxy Statement were each approved by the full Board or Audit and Risk Committee, as applicable.

Interests of Certain Persons in Matters to be Acted Upon

Other than with respect to the election of our Class II director nominee, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement, except to the extent that such persons may be granted awards under our Plan Amendment.

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STOCKHOLDER PROPOSALS

Our Bylaws and Rule 14a-8 of the Exchange Act establish advance notice procedures with regard to certain matters (other than director nominations), including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notices must meet the requirements in our Bylaws and Rule 14a-8 of the Exchange Act and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting in order to be included in our proxy statement. Therefore, to be presented at our 2027 annual meeting of stockholders, such a proposal must be received by us no earlier than January 28, 2027, and no later than February 27, 2027. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, and otherwise comply with the requirements set forth in our Bylaws or requirements of the Exchange Act, then the persons named as proxies in the proxies solicited by the Board for the 2027 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws and Rule 14a-8 of the Exchange Act, which also specify requirements as to the form and content of a stockholder’s notice.

Furthermore, our Bylaws and Rule 14a-19 of the Exchange Act establish advance notice procedures and certain other requirements that stockholders who wish to nominate directors for election at a stockholder meeting must comply with. In general, notices must meet the requirements in our Bylaws and Rule 14a-19 of the Exchange Act and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to ensure that stockholder nominees for election of directors will be included for election at our 2027 annual meeting of stockholders, such a proposal must be received by us no earlier than January 28, 2027, and no later than February 27, 2027. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2027 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws, which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide us notice that sets forth the information required by Rule 14a-19 of the Exchange Act.

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OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company and its stockholders.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Valion Bio, Inc., 1305 E. Houston Street, Building 1, Suite 311, San Antonio, Texas 78205, Attn: Secretary, by registered, certified or express mail or by calling the Company at (888) 276-6888.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the Commission. The Commission maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission.

Our Annual Report (which is not a part of our proxy soliciting materials) is being distributed with this Proxy Statement. This Proxy Statement and our Annual Report are also available on our website at https://valionbio.com/investors/. Additionally, and in accordance with Commission rules, you may access our Proxy Statement at www.proxyvote.com. We make available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing. We will mail without charge, upon written request, a copy of our Annual Report for the year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to Valion Bio, Inc., 1305 E. Houston Street, Building 1, Suite 311, San Antonio, Texas 78205, Attn: Secretary.

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NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this Proxy Statement and our Annual Report, including in each of the proposals, and the “Executive Compensation” section. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

INFORMATION REFERENCED IN THIS PROXY STATEMENT

The content of the websites referred to in this Proxy Statement are not incorporated by reference into this Proxy Statement.

By Order of the Board of Directors,

/s/ Sheryle Bolton
Sheryle Bolton

Chairperson of the Board

May 6, 2026

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Appendix A

SECOND AMENDMENT TO

VALION BIO, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors and stockholders of Valion Bio, Inc. (formerly known as Tivic Health Systems, Inc.) (the “Company”) have each adopted and approved the Valion Bio, Inc. Amended and Restated 2021 Equity Incentive Plan, as amended (the “Plan”);

WHEREAS, as of January 1, 2026, pursuant to Section 4(a) of the Plan, a total of 637,958 shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) have been authorized and reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the aggregate number of shares authorized for issuance under the Plan to 3,219,566 shares of Common Stock, including shares previously issued thereunder; and

WHEREAS, Section 14 of the Plan permits the Company to amend the Plan from time to time, subject to certain limitations specified therein, including stockholder approval of certain amendments.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan subject to, and effective as of the date of, the approval by the Company’s stockholders:

1. Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows:

(a) Shares Subject to the Plan. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate Three Million Two Hundred Nineteen Thousand Five Hundred Sixty-Six (3,219,566) shares of the Company’s Common Stock. In addition, subject to the provisions of Section 10 relating to adjustments upon changes in stock, such aggregate Award Shares that may be issued pursuant to Stock Awards will automatically increase on January 1 of each fiscal year (for a period of ten years after adoption of the Plan) during the term of the Plan, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (a) five percent (5%) of the total number of shares of the Company’s Common Stock outstanding on December 31st of the preceding calendar year or (b) such number of shares determined by the Board, in its discretion.

2. In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Second Amendment to Valion Bio, Inc. Amended and Restated 2021 Equity Incentive Plan as of [____], 2026.

VALION BIO, INC.

By:
Name: Title:	Michael K. Handley Chief Executive Officer

A-1

PROXY CARD

VALION BIO, INC.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V96377 - P53314 4. 2. Approval of an amendment to the Company's Amended and Restated 2021 Equity Incentive Plan, as amended (the "2021 Plan"), to increase the number of shares of the Company's common stock ("Common Stock") authorized for issuance thereunder by 2,581,608 shares, pursuant to the terms and conditions of the 2021 Plan. 3. Ratification of the selection of Rosenberg Rich Baker Berman, P.A. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. 6. Approval, in accordance with Nasdaq Listing Rule 5635 (d), of the issuance of shares of Common Stock upon conversion of those shares of Series B Non - Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of Common Stock that the Company may in the future issue to 3 i pursuant to that Securities Purchase Agreement entered into by and between the Company and the previous investor party thereto on April 29 , 2025 , as amended by that Amendment to Securities Purchase Agreement entered into by and between the Company and 3 i on December 9 , 2025 . 7. Approval, in accordance with Nasdaq Listing Rule 5635(d), of the sale and issuance of shares of Common Stock pursuant to that Common Stock Purchase Agreement entered into by and between the Company and Tumim Stone Capital, LLC on February 6, 2026. 8. Approval of the adjournment of the 2026 Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event the Company has not received sufficient votes in favor of any of the foregoing proposals. Abstain Against For ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! Withhold ! For ! NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the 2026 Annual Meeting of Stockholders or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. VALION BIO, INC. The Board of Directors recommends you vote FOR the following Class II Director Nominee: 1. Election of Class II Director to be elected for a three year term expiring in 2029. Nominee: 1a. Dean Zikria The Board of Directors recommends you vote FOR Proposals 2, 3, 4, 5, 6, 7 and 8. VALION BIO, INC. 1305 E. HOUSTON STREET BUILDING 1, SUITE 311 SAN ANTONIO, TX 78205 5. Approval, in accordance with Nasdaq Listing Rule 5635 (d), of the issuance of shares of Common Stock upon conversion of those shares of Series C Non - Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of Common Stock that the Company may in the future issue to certain institutional investors pursuant to that Securities Purchase Agreement entered into by and between the Company and such investors on December 9 , 2025 . Approval, in accordance with Nasdaq Listing Rule 5635 (d), of the issuance of shares of Common Stock upon conversion of a Senior Secured Convertible Note and exercise of a warrant to purchase shares of Common Stock that the Company may in the future issue to 3 i, LP (" 3 i") pursuant to that Note Purchase Agreement entered into by and between the Company and 3 i on December 9 , 2025 . VOTE BY INTERNET Before The Meeting - Go to www . proxyvote . com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information . Vote by 11 : 59 p . m . Eastern Time on May 27 , 2026 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/VBIO 2026 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions . Vote by 11 : 59 p . m . Eastern Time on May 27 , 2026 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIEW MATERIALS & VOTE 

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10 - K are available at www.proxyvote.com. V96378 - P53314 VALION BIO, INC. 2026 Annual Meeting of Stockholders May 28, 2026 at 10:00 AM PT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Michael K . Handley and Lisa Wolf as proxies and attorney - in - fact with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VALION BIO, INC . that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 10 : 00 AM PT on May 28 , 2026 , virtually at www . virtualshareholdermeeting . com/VBIO 2026 , and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein by the undersigned . If no such direction is given, but this proxy is signed, this proxy will be voted FOR the election of the Class II Director Nominee, FOR Proposals 2 , 3 , 4 , 5 , 6 , 7 and 8 , and in the discretion of the proxy with respect to such other business as may properly come before the meeting . Continued and to be signed on reverse side